UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☒	Preliminary Proxy Statement
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☐	Soliciting Material under §240.14a-12

Landcadia Holdings IV, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY STATEMENT

SUBJECT TO COMPLETION, DATED NOVEMBER 17, 2022

LANDCADIA HOLDINGS IV, iNC.
1510 West Loop South
Houston, Texas 77027

NOTICE OF SPECIAL MEETING IN LIEU OF AN ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 15, 2022

TO THE STOCKHOLDERS LANDCADIA HOLDINGS IV, INC.:

You are cordially invited to attend the special meeting in lieu of an annual meeting (the “special meeting”) of stockholders of Landcadia Holdings IV, Inc. (the “Company,” “we,” “us” or “our”), to be held at 11:00 a.m., Eastern Time, on December 15, 2022. The special meeting will be held virtually, at https://www.cstproxy.com/landcadiaholdingsiv/2022. At the special meeting, the stockholders will consider and vote upon the following proposals:

1.	To amend (the “Extension Amendment”) the Company’s Second Amended and Restated Certificate of Incorporation (our “charter”) to extend the date by which the Company must consummate a business combination (as defined below) (the “Extension”) from March 29, 2023 (the date which is 24 months from the closing date of the Company’s initial public offering (the “IPO”) of our units (the “units”) (such date, the “Current Outside Date”)) to September 29, 2023 (the date which is 30 months from the closing date of the IPO) (the “Extended Date”) (the “Extension Amendment Proposal”);

2.	To elect Scott Kelly as Class I director of the Company’s board of directors (the “Board”), until the third annual meeting of the Company held after the special meeting or until his successor is appointed and qualified (the “Director Election Proposal”); and

3.	To approve the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve, or otherwise in connection with, the other proposals or if we determine that additional time is necessary to effectuate the Extension (the “Adjournment Proposal”).

Each of the Extension Amendment Proposal, the Director Election Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. The special meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend and participate in the special meeting online by visiting https://www.cstproxy.com/landcadiaholdingsiv/2022. Please see “Questions and Answers about the Special Meeting — How do I attend the special meeting?” for more information.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL, “FOR” THE ELECTION OF THE NOMINEE FOR DIRECTOR NOMINATED BY THE BOARD AND, IF PRESENTED, “FOR” THE ADJOURNMENT PROPOSAL.

The sole purpose of the Extension Amendment Proposal is to provide the Company with additional time to complete a merger, capital stock exchange, asset acquisition, stock purchase reorganization or similar business combination (a “business combination”). The Company’s prospectus for its IPO and its charter provide that the Company has until March 29, 2023 (the date which is 24 months after the closing of the IPO) to complete a business combination (the “Combination Period”). The Company’s Board currently believes that there will not be sufficient time within the Combination Period to complete a business combination. Accordingly, the Board has determined that it is in the best interests of the Company’s stockholders to extend the Current Outside Date to the Extended Date, September 29, 2023.

The purpose of the Director Election Proposal is to elect a director to serve as a Class I director on the Board.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the special meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension.

The affirmative vote of 65% of the Company’s outstanding Class A common stock (the “public shares” or “Class A common stock”) and Class B common stock (the “founder shares” or “Class B common stock” and together with the public shares, the “common stock”), voting together as a single class, will be required to approve the Extension Amendment Proposal. As of the record date (as defined below), the Company’s founder shares represent approximately 20% of the Company’s outstanding common stock. Accordingly, in addition to the founder shares, the Company will only need 28,125,000 public shares (or 45% of the outstanding common stock) to be voted in favor of the Extension Amendment Proposal to approve such proposal. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension. However, the Board will retain the right to abandon and not implement the Extension Amendment if the number of redemptions of public shares would exceed 45,000,000 shares. In addition, the Company will not proceed with the Extension if the number of redemptions of our public shares would cause the Company to have less than $5,000,001 of net tangible assets following implementation of the Extension Amendment.

The election of directors requires a plurality of the votes of the shares of common stock present in person (including virtually) or represented by proxy at the special meeting and entitled to vote on the Director Election Proposal. Accordingly, the directorship to be filled at the special meeting will be filled by the nominee receiving the highest number of votes. “Withheld” votes are not counted in determining whether a plurality of votes was received by a director nominee.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the special meeting.

Our Board has fixed the close of business on November 9, 2022 as the record date (the “record date”) for determining the Company’s stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the special meeting or any adjournment thereof. A complete list of stockholders of record entitled to vote at the special meeting will be available for ten days before the special meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the special meeting.

In connection with the Extension Amendment Proposal, if approved by the requisite vote of stockholders and the Extension Amendment is implemented by the Board, holders of public shares (the “public stockholders”) may elect to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established by the Company in connection with its IPO (the “trust account”) as of two business days prior to such approval, including any interest earned on the funds held in the trust account (which interest shall be net of taxes payable), divided by the number of then outstanding public shares (the “Election”), regardless of whether or how such public stockholders vote on the Extension Amendment Proposal. However, the Company may not redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001. If the Extension Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of public shares will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a business combination, subject to any limitations set forth in our charter, as amended. In addition, public stockholders who vote for the Extension Amendment Proposal and do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the Extended Date.

The Company estimates that the per-share price at which the public shares may be redeemed from cash held in the trust account will be approximately $[    ] at the time of the special meeting. The closing price of the Company’s Class A common stock on the Nasdaq Stock Market (“Nasdaq”) on November 9, 2022, the record date of the special meeting, was $9.93. Accordingly, if the market price were to remain the same until the date of the special meeting, exercising redemption rights would result in a public stockholder receiving approximately $[    ] more than if such stockholder sold the public shares in the open market. The Company cannot assure public stockholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other proposals, or if we determine that additional time is necessary to effectuate the Extension.

If the Extension Amendment Proposal is not approved or if the Extension Amendment is approved but not implemented and the Company does not consummate a business combination by the Current Outside Date, as contemplated by our IPO prospectus and in accordance with our charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and our Board, liquidate and dissolve, subject, in each case, to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, including the warrants included in the units sold in the IPO (the “public warrants”), which will expire worthless if we fail to complete an initial business combination within the Combination Period.

You are not being asked to vote on a business combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your public shares in connection with the Extension, provided that you are a stockholder on the record date for a meeting to consider a business combination, you will retain the right to vote on a business combination when it is submitted to stockholders and the right to redeem your public shares for a pro rata portion of the trust account in the event a business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

After careful consideration of all relevant factors, our Board has determined that the Extension Amendment Proposal, the Director Election Proposal and, if presented, the Adjournment Proposal are each advisable and recommends that you vote or give instruction to vote “FOR” the Extension Amendment Proposal, “FOR” the nominee for director nominated by the Board and, if presented, “FOR” the Adjournment Proposal.

Enclosed is the proxy statement containing detailed information concerning the Extension Amendment Proposal, Director Election Proposal, Adjournment Proposal and the special meeting. Whether or not you plan to attend the special meeting, the Company urges you to read this material carefully and vote your shares.

On behalf of our board of directors, we would like to thank you for your support of Landcadia Holdings IV, Inc.

[ ], 2022	By Order of the Board of Directors

Tilman J. Fertitta, Co-Chairman and Chief Executive Officer	Richard Handler, Co-Chairman and President

Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. If you are a stockholder of record, you may also cast your vote virtually at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote virtually at the special meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against the Extension Amendment Proposal, and an abstention will have the same effect as voting against the Extension Amendment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Director Election Proposal or the Adjournment Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting in lieu of an Annual Meeting of Stockholders to be held on December 15, 2022: This notice of meeting and the accompanying proxy statement are available at https://www.cstproxy.com/landcadiaholdingsiv/2022.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) IF YOU HOLD PUBLIC SHARES THROUGH UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT BY 5:00 P.M. ON DECEMBER 13, 2022, THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE SPECIAL MEETING, THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH, INCLUDING THE LEGAL NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REDEMPTION IS REQUESTED, AND (3) DELIVER YOUR SHARES OF CLASS A COMMON STOCK TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

The Extension Amendment Proposal is conditioned upon no more than 45,000,000 shares of Class A common stock issued in our IPO being put to us for redemption in connection with the Extension Amendment Proposal. The Board reserves the right to waive such a condition and proceed with the Extension Amendment Proposal, notwithstanding such a condition, in its sole discretion.

Preliminary Proxy Statement — Subject to Completion, Dated nOVEMBER 17, 2022

LANDCADIA HOLDINGS IV, INC.
1510 West Loop South
Houston, Texas 77027

PRELIMINARY PROXY STATEMENT FOR THE SPECIAL MEETING IN LIEU OF AN ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 15, 2022

The special meeting in lieu of an annual meeting of stockholders (the “special meeting”) of Landcadia Holdings IV, Inc. (the “Company,” “we,” “us” or “our”), a Delaware corporation, will be held at 11:00 a.m., Eastern Time, on December 15, 2022. The special meeting will be held virtually, at https://www.cstproxy.com/landcadiaholdingsiv/2022. At the special meeting, the stockholders will consider and vote upon the following proposals:

1.	To amend (the “Extension Amendment”) the Company’s Second Amended and Restated Certificate of Incorporation (our “charter”) to extend the date by which the Company must consummate a business combination (as defined below) (the “Extension”) from March 29, 2023 (the date which is 24 months from the closing date of the Company’s initial public offering (the “IPO”) of our units (the “units”) (such date, the “Current Outside Date”)) to September 29, 2023 (the date which is 30 months from the closing date of the IPO) (the “Extended Date”) (the “Extension Amendment Proposal”);

2.	To elect Scott Kelly as Class I director of the Company’s board of directors (the “Board”), until the third annual meeting of the Company held after the special meeting or until his successor is appointed and qualified (the “Director Election Proposal”); and

3.	To approve the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve, or otherwise in connection with, the other proposals or if we determine that additional time is necessary to effectuate the Extension (the “Adjournment Proposal”).

Each of the Extension Amendment Proposal, the Director Election Proposal and the Adjournment Proposal is more fully described herein. The special meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend and participate in the special meeting online by visiting https://www.cstproxy.com/landcadiaholdingsiv/2022. Please see “Questions and Answers about the Special Meeting — How do I attend the special meeting?” for more information.

The sole purpose of the Extension Amendment Proposal is to provide the Company with additional time to complete a merger, capital stock exchange, asset acquisition, stock purchase reorganization or similar business combination (a “business combination”). The Company’s prospectus for its initial public offering (“IPO”) and charter provide that the Company has until March 29, 2023 (the date which is 24 months after the closing of the IPO) to complete a business combination (the “Combination Period”). The Board currently believes that there will not be sufficient time within the Combination Period to complete a business combination. Accordingly, the Board has determined that it is in the best interests of the Company’s stockholders to extend the Current Outside Date to the Extended Date, September 29, 2023 (the date which is 30 months from the closing of the IPO).

The purpose of the Director Election Proposal is to elect a director to serve as a Class I director on the Board.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the special meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the other proposals or if we determine that additional time is necessary to effectuate the Extension.

The affirmative vote of 65% of the Company’s outstanding Class A common stock (the “public shares” or “Class A common stock”) and Class B common stock (the “founder shares” or “Class B common stock” and together with the public shares, the “common stock”), voting together as a single class, will be required to approve the Extension Amendment Proposal. As of the record date (as defined below), the Company’s founder shares represent approximately 20% of the Company’s outstanding common stock. Accordingly, in addition to the founder shares, the Company will only need 28,125,000 public shares (or 45% of the outstanding common stock) to be voted in favor of the Extension Amendment Proposal to approve such proposal. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension. However, the Board will retain the right to abandon and not implement the Extension Amendment if the number of redemptions of public shares would exceed 45,000,000 shares. In addition, the Company will not proceed with the Extension if the number of redemptions of our public shares would cause the Company to have less than $5,000,001 of net tangible assets following implementation of the Extension Amendment.

The election of directors requires a plurality of the votes of the shares of common stock present in person (including virtually) or represented by proxy at the special meeting and entitled to vote on the Director Election Proposal. Accordingly, the directorship to be filled at the special meeting will be filled by the nominee receiving the highest number of votes. “Withheld” votes are not counted in determining whether a plurality of votes was received by a director nominee.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the special meeting.

Our Board has fixed the close of business on November 9, 2022 as the record date (the “record date”) for determining the Company’s stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the special meeting or any adjournment thereof. A complete list of stockholders of record entitled to vote at the special meeting will be available for ten days before the special meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the special meeting.

In connection with the Extension Amendment Proposal, if approved by the requisite vote of stockholders and the Extension Amendment is implemented by the Board, holders of public shares (the “public stockholders”) may elect to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established by the Company in connection with its IPO (the “trust account”) as of two business days prior to such approval, including any interest earned on the funds held in the trust account (which interest shall be net of taxes payable), divided by the number of then outstanding public shares (the “Election”), regardless of whether or how such public stockholders vote on the Extension Amendment Proposal. However, the Company may not redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001. If the Extension Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of public shares will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a business combination, subject to any limitations set forth in our charter, as amended. In addition, public stockholders who vote for the Extension Amendment Proposal and do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the Extended Date.

The withdrawal of funds from the trust account in connection with the Election will reduce the amount held in the trust account following the Election, and the amount remaining in the trust account after such withdrawal will be only a fraction of the $[    ] (including interest, but less the funds used to pay taxes) that was in the trust account as of the record date. In such event, the Company may still seek to obtain additional funds to complete a business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

The Company estimates that the per-share price at which the public shares may be redeemed from cash held in the trust account will be approximately $[    ] at the time of the special meeting. The closing price of the Company’s Class A common stock on the Nasdaq Stock Market (“Nasdaq”) on November 9, 2022, the record date of the special meeting, was $9.93. Accordingly, if the market price were to remain the same until the date of the special meeting, exercising redemption rights would result in a public stockholder receiving approximately $[    ] more than if such stockholder sold the public shares in the open market. The Company cannot assure public stockholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other proposals, or if we determine that additional time is necessary to effectuate the Extension.

If the Extension Amendment Proposal is not approved or if the Extension Amendment is approved but not implemented and the Company does not consummate a business combination by the Current Outside Date, as contemplated by our IPO prospectus and in accordance with our charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and our Board, liquidate and dissolve, subject, in each case, to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete an initial business combination within the Combination Period.

TJF, LLC (“TJF”) and Jefferies Financial Group, Inc. (“JFG” and collectively with TJF, our “Sponsors”), our officers and directors and Jefferies US Holdings LLC (“JUSH”) have entered into a letter agreement with us, pursuant to which they have agreed to waive their redemption rights with respect to any founder shares and public shares they may hold in connection with a stockholder vote to approve an amendment to the Company’s charter.

Our Sponsors have agreed that they will be jointly and severally liable to the Company if and to the extent any claims by a third party for services rendered or products sold to the Company, or a prospective target business with which the Company has entered into a written letter of intent, confidentiality or similar agreement or business combination agreement, reduce the amount of funds in the trust account to below the lesser of (i) $10.00 per public share and (ii) the actual amount per public share held in the trust account as of the date of the liquidation of the trust account, if less than $10.00 per share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the trust account (whether or not such waiver is enforceable) nor will it apply to any claims under the Company’s indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended. However, we have not asked our Sponsors to reserve for such indemnification obligations, nor have we independently verified whether our Sponsors has sufficient funds to satisfy their indemnity obligations. Therefore, we cannot assure that our Sponsors would be able to satisfy those obligations. None of our officers or directors will indemnify us for claims by third parties, including, without limitation, claims by vendors and prospective target businesses.

Under the Delaware General Corporation Law (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

However, because the Company will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires the Company to adopt a plan, based on facts known to the Company at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against the Company within the subsequent ten years following our dissolution. However, because the Company is a blank check company, rather than an operating company, and our operations have been limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.

If the Extension Amendment Proposal is approved and the Extension Amendment is implemented, such approval will constitute consent for the Company to (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including any interest earned on the funds held in the trust account (which interest shall be net of taxes payable), divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by the Company to complete a business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Extension Amendment Proposal is approved and the Extension Amendment is implemented.

Our board has fixed the close of business on November 9, 2022 as the record date for determining the Company stockholders entitled to receive notice of and vote at the special meeting. Record holders of the Company’s common stock at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. On the record date, there were 50,000,000 outstanding shares of the Company’s Class A common stock and 12,500,000 outstanding shares of the Company’s Class B common stock, which vote together as a single class with respect to the Extension Amendment Proposal, the Director Election Proposal and the Adjournment Proposal. The Company’s warrants do not have voting rights in connection with either the Extension Amendment Proposal, the Director Election Proposal or, if presented, the Adjournment Proposal.

This proxy statement contains important information about the special meeting and the proposals to be voted on at the special meeting. Please read it carefully and vote your shares.

i

FORWARD-LOOKING STATEMENTS

The statements contained in this proxy statement that are not purely historical are “forward-looking statements.” Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this proxy statement may include, without limitation, statements about:

•	our ability to complete a business combination;

•	the anticipated benefits of any business combination;

•	our executive officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving a business combination, as a result of which they would then receive expense reimbursements or other benefits;

•	our potential ability to obtain additional financing, if needed, to complete a business combination;

•	our public securities’ potential liquidity and trading;

•	the use of proceeds not held in the trust account (as described herein) or available to us from interest income on the trust account balance; or

•	our financial performance.

The forward-looking statements contained in this proxy statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the heading “Risk Factors” and elsewhere in this proxy statement, and under the heading “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the United States Securities and Exchange Commission (the “SEC”) on April 14, 2022, our subsequent Quarterly Reports on Form 10-Q, and any other documents filed by the Company with the SEC. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire proxy statement, including the annexes to this proxy statement.

Why am I receiving this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the special meeting in lieu of an annual meeting of stockholders, or at any adjournments thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the special meeting.

The Company is a blank check company formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. On March 29, 2021, the Company consummated its IPO of 50,000,000 units, each consisting of one share of Class A common stock and one-fourth of one redeemable public warrant, generating gross proceeds of $500,000,000. Simultaneously with the closing of the IPO, the Company consummated the sale of an aggregate of 8,333,333 private placement warrants at a price of $1.50 per warrant in a private placement to our Sponsors, generating gross proceeds to the Company of $12,500,000.

Prior to the consummation of the IPO, on August 13, 2020, JFG purchased 100% of our membership interest for $1,000. On January 28, 2021, we were converted from a limited liability company to a corporation and issued 5,727,000 founder shares in lieu of membership rights to our member. Then on February 2, 2021, we completed a 1:1.25 stock split of all founder shares, resulting in total shares issued and outstanding of 7,187,500, all owned by JFG. On February 5, 2021, we issued 7,187,500 founder shares to TJF for $10,000. An aggregate of 1,875,000 founder shares were forfeited because the underwriters did not exercise their over-allotment option. On December 1, 2021, JFG contributed all 6,250,000 founder shares held by it to Jefferies Group LLC, a wholly owned subsidiary of JFG. Immediately thereafter, Jefferies Group LLC contributed all 6,250,000 founder shares to JUSH, a wholly owned subsidiary of Jefferies Group LLC. As of the record date, JUSH and TJF each owned 6,250,000 founder shares and 4,166,666 private placement warrants.

Following the closing of the IPO, a total of $500,000,000, comprised of $490,000,000 of the proceeds from the IPO (which amount includes $17,500,000 of the underwriters’ deferred discount) and $10,000,000 of the proceeds of the sale of the private placement warrants, was placed in the trust account, which was invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations. Except with respect to interest earned on the funds held in the trust account that may be released to us to pay our taxes, the proceeds from the IPO and the sale of the private placement warrants will not be released from the trust account until the earliest of (i) the completion of our initial business combination, (ii) the redemption of our public shares if we are unable to complete our initial business combination within the Combination Period, subject to applicable law, and (iii) the redemption of our public shares properly submitted in connection with a stockholder vote to amend our charter to modify the substance or timing of our obligation to redeem 100% of our public shares if we have not consummated an initial business combination within the Combination Period or with respect to any other material provisions relating to stockholders’ rights or pre-initial business combination activity. As of the record date, the Company had approximately $[●] in the trust account.

On May 10, 2021, the Company issued unsecured, convertible promissory notes (the “Convertible Notes”) to both TJF and JFG, pursuant to which the Company could borrow up to $750,000 from each of TJF and JFG, or an aggregate of $1,500,000, for ongoing expenses reasonably related to the business of the Company and the consummation of a business combination. On December 1, 2021, JFG assigned all of its rights and obligations under the Convertible Notes to Jefferies Group LLC, and Jefferies Group LLC immediately transferred all of its rights and obligations under the Convertible Notes to JUSH. On July 22, 2022, the Company, TJF and JUSH amended and restated the Convertible Notes to increase the maximum amount the Company may borrow from each of TJF and JUSH to $1,000,000, or an aggregate of $2,000,000 (the Convertible Notes, as amended and restated, the “A&R Convertible Notes”). All unpaid principal under the A&R Convertible Notes will be due and payable in full on the earlier of (i) March 29, 2023 and (ii) the effective date of a business combination (such earlier date, the “Maturity Date”). TJF and JUSH each have the option, at any time on or prior to the Maturity Date, to convert any amounts outstanding under their respective A&R Convertible Note, up to an aggregate amount of $1,500,000, into warrants to purchase shares of the Company’s Class A common stock, at a conversion price of $1.50 per warrant, with each warrant entitling the holder to purchase one share of Class A common stock at a price of $11.50 per share, subject to the same adjustments applicable to the private placement warrants sold concurrently with the Company’s IPO. As of September 30, 2022, the Company had borrowed $751,856 from each of TJF and JUSH, or $1,503,712 in the aggregate, under the A&R Convertible Notes.

Our Board has determined that the Company may not be able to complete a business combination within the Combination Period. Accordingly, our Board believes that it is in the best interests of the stockholders to continue the Company’s existence until the Extended Date in order to allow the Company more time to complete a business combination. This special meeting is being held, in part, to allow us additional time to complete a business combination. The special meeting is also being held, in part, to satisfy the annual meeting requirement of Nasdaq. Nasdaq Listing Rule 5620(a) requires that we hold an annual meeting of stockholders for the election of directors within 12 months after our fiscal year ended December 31, 2021.

In addition to sending our stockholders this proxy statement, we are also sending our Annual Report on Form 10-K for the year ended December 31, 2021, so that at the special meeting, stockholders may discuss and ask questions of the Company with respect to such financial statements.

What is being voted on?

You are being asked to vote on each of the Extension Amendment Proposal, the Director Election Proposal and, if presented, the Adjournment Proposal. Each proposal is listed below:

1.	The Extension Amendment Proposal: To amend our charter to extend the date by which the Company must consummate a business combination from the Current Outside Date, March 29, 2023 (the date which is 24 months from the closing date of the IPO), to September 29, 2023 (the date which is 30 months from the closing date of the IPO);

2.	The Director Election Proposal: To elect Scott Kelly as Class I director of the Company’s board of directors (the “Board”), until the third annual meeting of the Company held after the special meeting or until his successor is appointed and qualified; and

3.	The Adjournment Proposal: To approve the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve, or otherwise in connection with, the other proposals or if we determine that additional time is necessary to effectuate the Extension.

What are the purposes of the Extension Amendment Proposal, the Director Election Proposal and the Adjournment Proposal?

The sole purpose of the Extension Amendment Proposal is to provide the Company with additional time to complete a business combination.

The purpose of the Director Election Proposal is to elect a director to serve as a Class I director on the Board.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the special meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the other proposals or the Director Election Proposal, or if we determine that additional time is necessary to effectuate the Extension.

Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension. However, the Board will retain the right to abandon and not implement the Extension Amendment if the number of redemptions of public shares would exceed 45,000,000 shares. In addition, the Company will not proceed with the Extension if the number of redemptions of our public shares would cause the Company to have less than $5,000,001 of net tangible assets following implementation of the Extension Amendment.

If the Extension Amendment is implemented, such approval will constitute consent for the Company to remove the Withdrawal Amount from the trust account, deliver to the holders of redeemed public shares their portion of the Withdrawal Amount and retain the remainder of the funds in the trust account for the Company’s use in connection with consummating the business combination on or before the Extended Date.

If the Extension Amendment Proposal is approved and the Extension Amendment is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account following the Election. The Company cannot predict the amount that will remain in the trust account after such withdrawal and the amount remaining in the trust account will be only a fraction of the $[        ] (including interest but less the funds used to pay taxes) that was in the trust account as of the record date. In such event, the Company may still seek to obtain additional funds to complete a business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Extension Amendment Proposal is not approved or if the Extension Amendment is approved but not implemented and the Company has not consummated a business combination by the Current Outside Date, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefore, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and our Board, liquidate and dissolve, subject, in each case, to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete an initial business combination within the Combination Period.

The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other proposals, or if we determine that additional time is necessary to effectuate the Extension.

Our Sponsors, officers and directors and JUSH have entered into a letter agreement with us, pursuant to which they have agreed to waive their redemption rights with respect to any founder shares and public shares they may hold in connection with a stockholder vote to approve an amendment to the charter.

Why is the Company proposing the Extension Amendment Proposal, Director Election Proposal and Adjournment Proposal?

The Company’s charter provides for the return of the IPO proceeds held in trust to the holders of shares of common stock sold in the IPO if there is no qualifying business combination(s) consummated within the Combination Period. Our Board currently believes that there will not be sufficient time for the Company to complete a business combination by the Current Outside Date, March 29, 2023. Accordingly, the Company has determined to seek stockholder approval to extend the Current Outside Date to the Extended Date, September 29, 2023.

The sole purpose of the Extension Amendment Proposal is to provide the Company with additional time to complete a business combination, which our Board believes is in the best interest of our stockholders. The Company believes that given the Company’s expenditure of time, effort and money on searching for potential business combination opportunities, circumstances warrant providing public stockholders an opportunity to consider an initial business combination.

The purpose of the Director Election Proposal is to elect a director to serve as a Class I director on the Board.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the special meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal or the Director Election Proposal, or if we determine that additional time is necessary to effectuate the Extension. Accordingly, our Board is proposing the Extension Amendment Proposal, Director Election Proposal and, if necessary, the Adjournment Proposal to extend the Company’s corporate existence until the Extended Date and to satisfy certain Nasdaq listing requirements.

You are not being asked to vote on any proposed business combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your public shares now, provided that you are a stockholder on the record date for a meeting to consider a business combination, you will retain the right to vote on any proposed business combination when and if one is submitted to stockholders and the right to redeem your public shares into a pro rata portion of the trust account in the event a business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

Why should I vote for the Extension Amendment Proposal?

Our Board believes stockholders will benefit from the Company consummating a business combination and is proposing the Extension Amendment Proposal to extend the date by which the Company must complete a business combination until the Extended Date. The Extension would give the Company the opportunity to complete a business combination, which the Board believes in the best interests of the stockholders.

Our charter provides that if our stockholders approve an amendment to our charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if the Company does not complete a business combination within the Combination Period, the Company will provide our public stockholders with the opportunity to redeem all or a portion of their shares of common stock upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including any interest earned on the funds held in the trust account (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. This charter provision was included to protect the Company’s stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the charter. The Company also believes, however, that given the Company’s expenditure of time, effort and money on pursuing a business combination, circumstances warrant providing those who believe they might find a business combination to be an attractive investment with an opportunity to consider such transaction.

Our Board recommends that you vote in favor of the Extension Amendment Proposal, but expresses no opinion as to whether you should redeem your public shares.

Why should I vote for the nominee for director nominated by the Board?

Mr. Kelly has served on our Board since March 2021. Our Board believes that the stability and continuity of our Board is important as we continue to search for and complete a business combination.

Our Board recommends that you vote for the election of Mr. Kelly.

Why should I vote for the Adjournment Proposal?

If the Adjournment Proposal is presented and not approved by our stockholders, our Board may not be able to adjourn the special meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other proposals.

Our Board recommends that you vote in favor of the Adjournment Proposal.

How do the Company insiders intend to vote their shares?

Our Sponsors, officers and directors and JUSH are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of the Extension Amendment Proposal, in favor of Mr. Kelly, the nominee for director nominated by the Board and, if presented, in favor of the Adjournment Proposal.

Our Sponsors, officers and directors and JUSH are not entitled to redeem the founder shares or any public shares held by them. On the record date, our Sponsors, officers and directors and JUSH beneficially owned, and were entitled to vote, an aggregate of 12,500,000 founder shares, which represents 20% of the Company’s issued and outstanding common stock.

In addition, the Sponsors, directors, officers and JUSH, or any of their respective affiliates, may purchase public shares in privately negotiated transactions or in the open market prior to or following the special meeting, although they are under no obligation to do so. Such public shares purchased by the Company, the Sponsors, the directors, officers, JUSH or any of their respective affiliates would be (a) purchased at a price no higher than the redemption price for the public shares, which is currently estimated to be $[        ] per share and (b) would not be (i) voted by the Company, the Sponsors, the directors, officers or JUSH or their respective affiliates at the special meeting or (ii) redeemable by the Company, the Sponsors, the directors, officers or JUSH or their respective affiliates. Any such purchases that are completed after the record date for the special meeting may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Extension Amendment Proposal and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposals to be voted upon at the special meeting are approved by the requisite number of votes and to reduce the number of public shares that are redeemed. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Extension Amendment Proposal and elected to redeem their shares for a portion of the trust account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the trust account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Extension Amendment Proposal. None of the Company, the Sponsors, the directors, officers or JUSH or their respective affiliates may make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Does the Board recommend voting for the approval of the Extension Amendment Proposal, for the election of Mr. Kelly and, if presented, for the Adjournment Proposal?

Yes. After careful consideration of the terms and conditions of the proposals, the Board has determined that the Extension Amendment Proposal, the Director Election Proposal and Adjournment Proposal are in the best interests of the Company and its stockholders. The Board unanimously recommends that stockholders vote “FOR” the Extension Amendment Proposal, “FOR” the election of Mr. Kelly and, if presented, “FOR” the Adjournment Proposal.

What vote is required to adopt the Extension Amendment Proposal?

Approval of the Extension Amendment Proposal will require the affirmative vote of holders of 65% of the Company’s outstanding Class A common stock and Class B common stock, voting together as a single class, including those shares held as a constituent part of our units, on the record date. As of the record date, the Company’s founder shares represent approximately 20% of the Company’s outstanding common stock. Accordingly, in addition to the founder shares, the Company will only need 28,125,000 public shares (or 45% of the outstanding common stock) to be voted in favor of the Extension Amendment Proposal to approve such proposal. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension.

If the Extension Amendment Proposal is approved, and the Extension Amendment is implemented, we will provide our public stockholders with the opportunity to redeem all or a portion of their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including any interest earned on the funds held in the trust account (which interest shall be net of taxes payable), divided by the number of then outstanding public shares.

However, notwithstanding stockholder approval of the Extension Amendment Proposal, the Board will retain the right to abandon and not implement the Extension Amendment if the number of redemptions of public shares would exceed 45,000,000 shares. In addition, the Company may not redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001.

What vote is required to adopt the Director Election Proposal?

The election of directors requires a plurality of the votes of the shares of common stock present in person (including virtually) or represented by proxy at the special meeting and entitled to vote on the Director Election Proposal. Accordingly, the directorship to be filled at the special meeting will be filled by the nominee receiving the highest number of votes. “Withheld” votes are not counted in determining whether a plurality of votes was received by a director nominee.

What vote is required to adopt the Adjournment Proposal?

If presented, the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the special meeting.

What happens if I sell my public shares or units before the special meeting?

The November 9, 2022 record date is earlier than the date of the special meeting. If you transfer your public shares, including those shares held as a constituent part of our units, after the record date, but before the special meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the special meeting. If you transfer your public shares prior to the record date, you will have no right to vote those shares at the special meeting. If you acquired your public shares after the record date, you will still have an opportunity to redeem them if you so decide.

What if I don’t want to vote for the Extension Amendment Proposal, for the election of Mr. Kelly and/or for the Adjournment Proposal?

If you do not want the Extension Amendment Proposal to be approved, you must abstain, not vote, or vote against the proposal. If the Extension Amendment Proposal is approved, and the Extension Amendment is implemented, then the Withdrawal Amount will be withdrawn from the trust account and paid to the redeeming holders.

If you do not want Mr. Kelly to be elected, you must withhold your vote. However, the election of directors requires a plurality of the votes of the shares of common stock present in person (including virtually) or represented by proxy at the special meeting and entitled to vote on the Director Election Proposal. Accordingly, the directorship to be filled at the special meeting will be filled by the nominee receiving the highest number of votes. “Withheld” votes are not counted in determining whether a plurality of votes was received by a director nominee. As Mr. Kelly is the sole nominee, he will receive a plurality of the votes at the special meeting and be elected.

If you do not want the Adjournment Proposal to be approved, you must vote against the proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Will you seek any further extensions to liquidate the trust account?

Other than the extension until the Extended Date as described in this proxy statement, the Company does not currently anticipate seeking any further extension to consummate a business combination, although it may determine to do so in the future.

What happens if the Extension Amendment Proposal is not approved or if the Extension Amendment is approved but not implemented?

If the Extension Amendment Proposal is not approved or if the Extension Amendment is approved but not implemented and the Company has not consummated a business combination by the Current Outside Date, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and our Board, liquidate and dissolve, subject, in each case, to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete an initial business combination within the Combination Period.

Our Sponsors, officers and directors and JUSH have entered into a letter agreement with us, pursuant to which they have agreed to waive their redemption rights with respect to any founder shares and public shares they may hold in connection with a stockholder vote to approve an amendment to our charter. There will be no distribution from the trust account with respect to our warrants, which will expire worthless in the event we wind up.

If the Extension Amendment Proposal is approved, what happens next?

If the Extension Amendment Proposal is approved, and the Extension Amendment is implemented, the Company will continue to attempt to consummate a business combination until the Extended Date.

If the Extension Amendment Proposal is approved, and the Extension Amendment is implemented, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto. The Company will remain a reporting company under the Exchange Act, and its units, Class A common stock, and public warrants will remain publicly traded.

If the Extension Amendment Proposal is approved, and the Extension Amendment is implemented, the removal of the Withdrawal Amount from the trust account will reduce the amount remaining in the trust account and increase the percentage interest of the Company’s common stock held by our TJF and JUSH through the founder shares.

How are the funds in the Trust Account currently being held?

With respect to the regulation of special purpose acquisition companies like us (“SPACs”), on March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, that has not entered into a definitive agreement within 18 months after the effective date of its IPO registration statement or that does not complete its initial business combination within 24 months after such date. The funds in the trust account have, since our IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. As of November 9, 2022, amounts held in trust account included approximately $[●] of accrued interest. To mitigate the risk of us being deemed to have been operating as an unregistered investment company under the Investment Company Act, we will, on or prior to the 24-month anniversary of the effective date of the registration statement relating to our IPO, or March 24, 2023, instruct Continental Stock Transfer & Trust Company, the trustee with respect to the trust account, to liquidate the U.S. government treasury obligations or money market funds held in the trust account and thereafter to hold all funds in the trust account in cash (i.e., in one or more bank accounts) until the earlier of the consummation of a business combination or our liquidation. Following such liquidation of the assets in our trust account, we will likely receive minimal interest, if any, on the funds held in the trust account, which would reduce the dollar amount our public shareholders would have otherwise received upon any redemption or liquidation of the Company if the assets in the trust account had remained in U.S. government securities or money market funds. This means that the amount available for redemption will not increase in the future, and those stockholders who elect not to redeem their public shares in connection with the Extension Amendment will receive no more than the same per share amount, without additional interest, if they redeem their public shares in connection with a business combination or if the Company is liquidated in the future, in each case as compared with the per share amount they would have received if they had redeemed their public shares in connection with the Extension Amendment.

In addition, even prior to the 24-month anniversary of the effective date of the registration statement relating to our IPO, we may be deemed to be an investment company. The longer that the funds in the trust account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary, there is a greater risk that we may be considered an unregistered investment company, in which case we may be required to liquidate. Accordingly, we may determine, in our discretion, to liquidate the securities held in the trust account at any time, even prior to the 24-month anniversary, and instead hold all funds in the trust account in cash, which would further reduce the dollar amount our public stockholders would receive upon any redemption or our liquidation. For more information, see the section entitled “Risk Factors – If we are deemed to be an investment company for purposes of the Investment Company Act, we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. To mitigate the risk of that result, on or prior to the 24-month anniversary of the effective date of the registration statement relating to our IPO, we will instruct Continental Stock Transfer & Trust Company to liquidate the securities held in the trust account and instead hold all funds in the trust account in cash. As a result, following such change, we will likely receive minimal, if any, interest, on the funds held in the trust account, which would reduce the dollar amount that our public stockholders would have otherwise received upon any redemption or liquidation of the Company if the assets in the trust account had remained in U.S. government securities or money market funds.”

If I do not redeem my shares now, would I still be able to vote on an initial business combination and exercise my redemption rights with respect to an initial business combination?

Yes. If you do not redeem your shares in connection with the Extension Amendment Proposal, then, assuming you are a stockholder as of the record date for voting on a business combination, you will be able to vote on the business combination when it is submitted to stockholders. You will also retain your right to redeem your public shares upon consummation of a business combination, subject to any limitations set forth in the charter, as amended.

When and where is the special meeting?

The special meeting will be held at 11:00 a.m. Eastern Time, on December 15, 2022, in virtual format. The Company’s stockholders may attend, vote and examine the list of stockholders entitled to vote at the special meeting by visiting https://www.cstproxy.com/landcadiaholdingsiv/2022 and entering the control number found on their proxy card, voting instruction form or notice included in their proxy materials. You may also attend the special meeting telephonically by dialing 1 (800) 450-7155 (toll-free within the United States and Canada) or +1 (857) 999-9155 (outside of the United States and Canada, standard rates apply). The pin number for telephone access is 7515607#, but please note that you will not be able to vote or ask questions if you choose to participate telephonically. The special meeting will be held in virtual meeting format only. You will not be able to attend the special meeting physically.

How do I attend the virtual special meeting, and will I be able to ask questions?

If you are a registered stockholder, you received a proxy card from the Company’s transfer agent, Continental Stock Transfer & Trust Company (“transfer agent”). The form contains instructions on how to attend the virtual special meeting including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact the transfer agent at the phone number or e-mail address below. The transfer agent support contact information is as follows: [●], or email proxy@continentalstock.com.

You can pre-register to attend the virtual meeting starting December 8, 2022 at 9:00 a.m. Eastern Time (five business days prior to the special meeting date). Enter the URL address into your browser https://www.cstproxy.com/landcadiaholdingsiv/2022, enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the special meeting you will need to re-log in using your control number and will also be prompted to enter your control number if you vote during the special meeting.

Beneficial holders, who own their investments through a bank or broker, will need to contact the transfer agent to receive a control number. If you plan to vote at the special meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the transfer agent will issue you a guest control number with proof of ownership. Either way you must contact the transfer agent for specific instructions on how to receive the control number. The transfer agent can be contacted at the number or email address above. Please allow up to 72 hours prior to the special meeting for processing your control number.

If you do not have internet capabilities, you can listen only to the special meeting by dialing 1 (800) 450-7155, within the U.S. and Canada, or +1 (857) 999-9155 (standard rates apply) outside the U.S. and Canada; when prompted enter the pin number 7515607#. This is listen only, you will not be able to vote or enter questions during the special meeting.

How do I vote?

If you are a holder of record of Company common stock, including those shares held as a constituent part of our units, you may vote virtually at the special meeting or by submitting a proxy for the special meeting. Whether or not you plan to attend the special meeting virtually, the Company urges you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the special meeting and vote virtually if you have already voted by proxy.

If your shares of Company common stock, including those shares held as a constituent part of our units, are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares virtually at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

How do I change my vote?

If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card prior to the date of the special meeting or by voting virtually at the special meeting. Attendance at the special meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to the Company at 1510 West Loop South, Houston, Texas 77027, Attn: Corporate Secretary.

How are votes counted?

Votes will be counted by the inspector of election appointed for the special meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes for the Extension Amendment Proposal. Because approval of the Extension Amendment Proposal requires the affirmative vote of the stockholders holding at least 65% of the public shares and founder shares outstanding on the record date, voting together as a single class, abstentions and broker non-votes will have the same effect as votes against the Extension Amendment Proposal. As of the record date, the Company’s founder shares represent approximately 20% of the Company’s outstanding common stock. Accordingly, in addition to the founder shares, the Company will only need 28,125,000 public shares (or 45% of the outstanding common stock) to be voted in favor of the Extension Amendment Proposal to approve such proposal.

The election of directors requires a plurality of the votes of the shares of common stock present in person (including virtually) or represented by proxy at the special meeting and entitled to vote on the Director Election Proposal. Accordingly, the directorship to be filled at the special meeting will be filled by the nominee receiving the highest number of votes. Any shares not voted “FOR” the director nominee (whether as a result of an abstention, a direction to withhold authority or a broker non-vote) will not be counted in the nominee’s favor. A stockholder’s failure to vote by proxy or to vote online at the special meeting will not be counted towards the number of shares of common stock required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Director Election Proposal.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the special meeting. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

If my shares are held in “street name,” will my broker automatically vote them for me?

No. Under the rules governing banks and brokers who submit a proxy card with respect to shares held in street name, such banks and brokers have the discretion to vote on routine matters, but not on non-routine matters. The approval of the Extension Amendment Proposal and the Director Election Proposal, however, are non-routine matters.

Your broker can vote your shares with respect to the proposals only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. If you do not give your broker instructions, your shares will be treated as broker non-votes with respect to the Extension Amendment Proposal and the Director Election Proposal. Broker non-votes will have the same effect as a vote AGAINST the Extension Amendment Proposal. Broker non-votes will have no effect on the Director Election Proposal. However, since the Adjournment Proposal is considered a routine matter, brokers will be able to vote on the Adjournment Proposal absent stockholder instructions, and thus there should be no broker non-votes with respect to the Adjournment Proposal.

What is a quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares of common stock on the record date, including those shares held as a constituent part of our units, are represented virtually or by proxy at the special meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote virtually at the special meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the presiding officer of the special meeting may adjourn the special meeting to another date. As of the record date for the special meeting, 31,250,001 shares of our common stock would be required to achieve a quorum.

Who can vote at the special meeting?

Only holders of record of the Company’s common stock, including those shares held as a constituent part of our units, at the close of business on November 9, 2022 are entitled to have their vote counted at the special meeting and any adjournments or postponements thereof. On this record date, 50,000,000 public shares and 12,500,000 founder shares were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name.    If on the record date your shares or units were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote virtually at the special meeting or vote by proxy. Whether or not you plan to attend the special meeting virtually, the Company urges you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank.    If on the record date your shares or units were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting virtually. However, since you are not the stockholder of record, you may not vote your shares virtually at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

What interests do the Company’s directors and executive officers have in the approval of the Extension Amendment Proposal?

The Company’s directors and executive officers have interests in the Extension Amendment Proposal that may be different from, or in addition to, your interests as a stockholder. These interests include ownership by them or their affiliates of founder shares, and private placement warrants that may become exercisable in the future, loans by them that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Extension Amendment — Interests of the Company’s Directors and Officers.”

What if I object to the Extension Amendment Proposal, the Director Election Proposal and/or the Adjournment Proposal? Do I have appraisal rights?

Stockholders do not have appraisal rights in connection with the Extension Amendment Proposal, the Director Election Proposal or, if presented, the Adjournment Proposal under the DGCL.

What happens to the Company’s warrants if the Extension Amendment Proposal is not approved or if the Extension Amendment is approved but not implemented?

If the Extension Amendment Proposal is not approved or if the Extension Amendment is approved but not implemented and the Company has not consummated a business combination by the Current Outside Date, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and our Board, liquidate and dissolve, subject, in each case, to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete an initial business combination within the Combination Period.

What happens to the Company warrants if the Extension Amendment Proposal is approved?

If the Extension Amendment Proposal is approved and the Extension Amendment is implemented, the Company will continue its efforts to consummate a business combination until the Extended Date and will retain the blank check company restrictions previously applicable to it. The warrants will remain outstanding in accordance with their terms.

How do I redeem my public shares?

If the Extension Amendment is implemented, each public stockholder may seek to redeem all or a portion of its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to the approval of the Extension Amendment Proposal, including any interest earned on the funds held in the trust account (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any stockholder vote to approve a business combination, or if the Company has not consummated a business combination by the Extended Date.

Pursuant to our charter, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the Extension Amendment Proposal is approved and the Extension Amendment is implemented. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)   (a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)	prior to 5:00 p.m. Eastern Time, on December 13, 2022 (two business days prior to the scheduled vote at the special meeting), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, Attn: Mark Zimkind (e-mail: mzimkind@continentalstock.com), that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public stockholders may elect to redeem all or a portion of their public shares regardless of whether they vote for or against the Extension Amendment Proposal and regardless of whether they hold public shares on the record date.

If you hold your shares through a bank or broker, you must ensure your bank or broker complies with the requirements identified herein, including submitting a written request that your shares be redeemed for cash to the transfer agent and delivering your shares to the transfer agent prior to 5:00 p.m. Eastern Time on December 13, 2022 (two business days before scheduled vote at the special meeting). You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension Amendment and Election.

Through DTC’s DWAC (Deposit/Withdrawal at Custodian) System, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Amendment Proposal will not be redeemed for cash held in the trust account. In the event that a public stockholder tenders its shares and decides prior to the vote at the special meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the special meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Extension Amendment Proposal is not approved, or the Extension Amendment Proposal is approved but the Extension Amendment is not implemented, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Amendment will not be implemented. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If I am a unit holder, can I exercise redemption rights with respect to my units?

No. Holders of outstanding units must separate the underlying public shares and public warrants (as defined below) prior to exercising redemption rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company, our transfer agent, with written instructions to separate such units into public shares, and public warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights upon the separation of the public shares from the units. See “How do I redeem my public shares?” above.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares of common stock.

Who is paying for this proxy solicitation?

The Company will pay for the entire cost of soliciting proxies. The Company has engaged Morrow Sodali LLC (“Morrow”) to assist in the solicitation of proxies for the special meeting. The Company has agreed to pay Morrow a fee of $[●]. The Company will also reimburse Morrow for reasonable and customary out-of-pocket expenses. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Where do I find the voting results of the special meeting?

We will announce preliminary voting results at the special meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the special meeting.

Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower

Stamford, CT 06902

Tel: (800) 662-5200 (toll-free) or
(203) 658-9400 (banks and brokers can call collect)
Email: LCA.info@investor.morrowsodali.com

You also may obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.” If you are a holder of public shares and you intend to seek redemption of your shares, you will need to deliver your public shares (either physically or electronically) to Continental Stock Transfer & Trust Company, our transfer agent, at the address below prior to 5:00 p.m. Eastern Time, on December 13, 2022 (two business days prior to the scheduled vote at the special meeting). If you have questions regarding the certification of your position or delivery of your stock, please contact:

Mark Zimkind
Continental Stock Transfer & Trust Company
One State Street Plaza, 30th Floor
New York, New York 10004
E-mail: mzimkind@continentalstock.com

RISK FACTORS

You should consider carefully all of the risks described in our (i) final prospectus for our IPO, (ii) Annual Report on Form 10-K filed with the SEC on April 14, 2022, (iii) subsequent Quarterly Report on Form 10-Q, as filed with the SEC, and (iv) other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete a business combination.

Approving the Extension involves a number of risks. Even if the Extension is approved and implemented, the Company can provide no assurances that a business combination will be consummated prior to the Extended Date. Our ability to consummate any business combination is dependent on a variety of factors, many of which are beyond our control. If the Extension is approved and implemented, the Company expects to seek stockholder approval of a business combination. We are required to offer stockholders the opportunity to redeem shares in connection with the Extension Amendment, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve a business combination. Even if the Extension or a business combination are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate a business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and a business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.

A new 1% U.S. federal excise tax could be imposed on us in connection with redemptions by us of our shares.

On August 16, 2022, President Biden signed into law the Inflation Reduction Act of 2022 (the “IR Act”), which, among other things, imposes a new 1% U.S. federal excise tax on certain repurchases of stock by “covered corporations” (which include publicly traded domestic (i.e., U.S.) corporations) beginning in 2023, with certain exceptions (the “Excise Tax”). The Excise Tax is imposed on the repurchasing corporation itself, not its stockholders from which the stock is repurchased. Because we are a Delaware corporation and our securities are trading on Nasdaq, we are a “covered corporation” for this purpose. The amount of the Excise Tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the Excise Tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the Excise Tax. The U.S. Department of the Treasury has authority to provide regulations and other guidance to carry out, and prevent the abuse or avoidance of, the Excise Tax; however, no guidance has been issued to date. It is uncertain whether, and to what extent, the Excise Tax could apply to any repurchase by us of our common stock after December 31, 2022, including any redemptions in connection with an initial business combination or in the event we do not consummate an initial business combination by the Extended Date.

As described under “Proposal No. 1 — The Extension Amendment Proposal — Redemption Rights,” if the Current Outside Date (currently March 29, 2023) is extended, our public stockholders will have the right to require us to redeem their public shares. Because any redemption that occurs as a result of the Extension would occur before December 31, 2022, we would not be subject to the excise tax as a result of any redemptions in connection with the Extension. However, if the Extension Amendment is implemented, then any redemption or other repurchase that we make that occurs after December 31, 2022 may be subject to the excise tax. Whether and to what extent we would be subject to the Excise Tax on a redemption of our shares of Class A common stock or other stock issued by us would depend on a number of factors, including (i) whether the redemption is treated as a repurchase of stock for purposes of the Excise Tax, (ii) the fair market value of the redemption treated as a repurchase of stock in connection with our initial business combination, an extension or otherwise (iii) the structure of the initial business combination, (iv) the nature and amount of any “PIPE” or other equity issuances in connection with the initial business combination (or otherwise issued not in connection with the initial business combination but issued within the same taxable year of a redemption treated as a repurchase of stock) and (v) the content of regulations and other guidance from the U.S. Department of the Treasury. As noted above, the Excise Tax would be payable by us, and not by the redeeming holder, and the mechanics of any required payment of the Excise Tax have not yet been determined. The imposition of the Excise Tax could cause a reduction in the cash available on hand to complete an initial business combination or for effecting redemptions and may affect our ability to complete an initial business combination.

If we are deemed to be an investment company for purposes of the Investment Company Act, we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. To mitigate the risk of that result, on or prior to the 24-month anniversary of the effective date of the registration statement relating to our IPO, we will instruct Continental Stock Transfer & Trust Company to liquidate the securities held in the trust account and instead hold all funds in the trust account in cash. As a result, following such change, we will likely receive minimal, if any, interest, on the funds held in the trust account, which would reduce the dollar amount that our public stockholders would have otherwise received upon any redemption or liquidation of the Company if the assets in the trust account had remained in U.S. government securities or money market funds.

On March 30, 2022, the SEC issued the SPAC Rule Proposals, relating, among other things, to circumstances in which SPACs such as us could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria. To comply with the duration limitation of the proposed safe harbor, a SPAC would have a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the effective date of the registration statement for its initial public offering. The company would then be required to complete its initial business combination no later than 24 months after the effective date of the registration statement for its initial public offering. We understand that the SEC has recently been taking informal positions regarding the Investment Company Act consistent with the SPAC Rule Proposals.

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, that does not complete its initial business combination within the proposed time frame set forth in the proposed safe harbor rule. As indicated above, we completed our IPO in March 2021 and have operated as a blank check company searching for a target business with which to consummate an initial business combination since such time (or approximately 19 months after the effective date of our IPO, as of the record date). As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company if the SPAC Rule Proposals are adopted as proposed. If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and warrants or rights following such a transaction, and our warrants or rights would expire worthless.

The funds in the trust account have, since our IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. As of November 9, 2022, amounts held in trust account included approximately $[●] of accrued interest. To mitigate the risk of us being deemed to have been operating as an unregistered investment company under the Investment Company Act, we will, on or prior to the 24-month anniversary of the effective date of the registration statement relating to our IPO, or March 24, 2023, instruct Continental Stock Transfer & Trust Company, the trustee with respect to the trust account, to liquidate the U.S. government treasury obligations or money market funds held in the trust account and thereafter to hold all funds in the trust account in cash (i.e., in one or more bank accounts) until the earlier of the consummation of a business combination or our liquidation. Following such liquidation of the assets in our trust account, we will likely receive minimal interest, if any, on the funds held in the trust account, which would reduce the dollar amount our public shareholders would have otherwise received upon any redemption or liquidation of the Company if the assets in the trust account had remained in U.S. government securities or money market funds. This means that the amount available for redemption will not increase after such liquidation.

In addition, even prior to the 24-month anniversary of the effective date of the registration statement relating to our IPO, we may be deemed to be an investment company. The longer that the funds in the trust account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary, there is a greater risk that we may be considered an unregistered investment company, in which case we may be required to liquidate. Accordingly, we may determine, in our discretion, to liquidate the securities held in the trust account at any time, even prior to the 24-month anniversary, and instead hold all funds in the trust account in cash, which would further reduce the dollar amount our public stockholders would receive upon any redemption or our liquidation.

BACKGROUND

We are a blank check company whose business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. We were formed in Delaware on August 13, 2020. In connection with our formation, JFG purchased 100% of our membership interest for $1,000. On January 28, 2021, we were converted from a limited liability company to a corporation and issued 5,727,000 founder shares in lieu of membership rights to our member. Then on February 2, 2021, we completed a 1:1.25 stock split of all founder shares, resulting in total shares issued and outstanding of 7,187,500, all owned by JFG. On February 5, 2021, we issued 7,187,500 founder shares to TJF for $10,000. An aggregate of 1,875,000 founder shares were forfeited because the underwriters did not exercise their over-allotment option. On December 1, 2021, JFG contributed all 6,250,000 Founder Shares held by it to Jefferies Group LLC, a wholly owned subsidiary of JFG. Immediately thereafter, Jefferies Group LLC contributed all 6,250,000 founder shares to JUSH, a wholly owned subsidiary of Jefferies Group LLC. As of the record date, JUSH and TJF each owned 6,250,000 founder and 4,166,666 private placement warrants.

On March 29, 2021, we consummated our IPO of 50,000,000 units at $10.00 per unit, generating gross proceeds of $500,000,000. Simultaneously with the closing of the IPO, the Company consummated the sale of an aggregate of 8,333,333 private placement warrants at a price of $1.50 per warrant in a private placement to our Sponsors, generating gross proceeds to the Company of $12,500,000. Following the closing of the IPO, a total of $500,000,000, comprised of $490,000,000 of the proceeds from the IPO (which amount includes $17,500,000 of the underwriters’ deferred discount) and $10,000,000 of the proceeds of the sale of the private placement warrants, was placed in the trust account. As of the record date, the Company had approximately $[●] in the trust account.

On May 10, 2021, the Company issued the Convertible Notes to both TJF and JFG, pursuant to which the Company could borrow up to $750,000 from each of TJF and JFG, or an aggregate of $1,500,000, for ongoing expenses reasonably related to the business of the Company and the consummation of the business combination. On December 1, 2021, JFG assigned all of its rights and obligations under the Convertible Notes to Jefferies Group LLC, and Jefferies Group LLC immediately transferred all of its rights and obligations under the Convertible Notes to JUSH. On July 22, 2022, the Company, TJF and JUSH amended and restated the Convertible Notes to increase the maximum amount the Company may borrow from each of TJF and JUSH to $1,000,000, or an aggregate of $2,000,000. All unpaid principal under the A&R Convertible Notes will be due and payable in full on the Maturity Date. TJF and JUSH each have the option, at any time on or prior to the Maturity Date, to convert any amounts outstanding under their respective A&R Convertible Note, up to an aggregate amount of $1,500,000, into warrants to purchase shares of the Company’s Class A common stock, at a conversion price of $1.50 per warrant, with each warrant entitling the holder to purchase one share of Class A common stock at a price of $11.50 per share, subject to the same adjustments applicable to the private placement warrants sold concurrently with the Company’s IPO. As of September 30, 2022, the Company had borrowed $751,856 from each of TJF and JUSH, or $1,503,712 in the aggregate, under the A&R Convertible Notes. If the Extension Amendment is implemented, the Company, TJF and JUSH intend to amend the A&R Convertible Notes to extend the Maturity Date to the earlier of (i) September 29, 2023 and (ii) the effective date of a business combination.

You are not being asked to vote on a business combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your public shares in connection with the Extension, provided that you are a stockholder on the record date for a meeting to consider a business combination, you will retain the right to vote on a business combination when it is submitted to stockholders and the right to redeem your public shares for cash from the trust account in the event a business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

THE SPECIAL MEETING

Date, Time, Place and Purpose of the Special Meeting

The special meeting will be held at 11:00 a.m., Eastern Time, on December 15, 2022. The special meeting will be held virtually, at https://www.cstproxy.com/landcadiaholdingsiv/2022. At the special meeting, the stockholders will consider and vote upon the following proposals:

•	The Extension Amendment Proposal: To amend our charter to extend the date by which the Company must consummate a business combination from the Current Outside Date, March 29, 2023 (the date which is 24 months from the closing date of the IPO) to the Extended Outside Date, September 29, 2023 (the date which is 30 months from the closing date of the IPO);

•	The Director Election Proposal: To elect Scott Kelly as Class I director of the Board, until the third annual meeting of the Company held after the special meeting or until his successor is appointed and qualified; and

•	The Adjournment Proposal: To approve the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve, or otherwise in connection with, the other proposals or if we determine that additional time is necessary to effectuate the Extension.

Quorum

A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority of the voting power of our issued and outstanding common stock on the record date that are (i) entitled to vote at the special meeting and (ii) present in person (including virtually) or represented by proxy, constitute a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the special meeting. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the special meeting has the power to adjourn the special meeting. As of the record date for the special meeting, 31,250,001 shares of our common stock would be required to achieve a quorum.

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the special meeting if you owned our common stock, including as a constituent part of a unit, at the close of business on November 9, 2022, the record date for the special meeting. You will have one vote per proposal for each share of common stock you owned at that time. Our warrants do not carry voting rights.

At the close of business on the record date, there were 62,500,000 outstanding shares of common stock, each of which entitles its holder to cast one vote per proposal. The warrants do not carry voting rights.

Votes Required

Approval of the Extension Amendment Proposal will require the affirmative vote of holders of 65% of the Company’s Class A common stock and Class B common stock, voting together as a single class, outstanding on the record date. As of the record date, the Company’s founder shares represent approximately 20% of the Company’s outstanding common stock. Accordingly, in addition to the founder shares, the Company will only need 28,125,000 public shares (or 45% of the outstanding common stock) to be voted in favor of the Extension Amendment Proposal to approve such proposal. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension. However, the Board will retain the right to abandon and not implement the Extension Amendment if the number of redemptions of public shares would exceed 45,000,000 shares. In addition, the Company will not proceed with the Extension if the number of redemptions of our public shares would cause the Company to have less than $5,000,001 of net tangible assets following implementation of the Extension Amendment.

The election of directors requires a plurality of the votes of the shares of common stock present in person (including virtually) or represented by proxy at the special meeting and entitled to vote on the Director Election Proposal. Accordingly, the directorship to be filled at the special meeting will be filled by the nominee receiving the highest number of votes. “Withheld” votes are not counted in determining whether a plurality of votes was received by a director nominee.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the special meeting.

If you do not vote (i.e., you “abstain” from voting), your action will have the same effect as an “AGAINST” vote with regards to the Extension Amendment Proposal. Broker non-votes will have the same effect as “AGAINST” vote. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

If you do not want the Extension Amendment Proposal to be approved, you must abstain, not vote, or vote against the proposal. The Company anticipates that, if the Extension Amendment Proposal is approved, and the Extension Amendment is implemented, a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment.

If you do not want Mr. Kelly to be elected, you must withhold your vote. However, the election of directors requires a plurality of the votes of the shares of common stock present in person or represented by proxy at the special meeting and entitled to vote on the Director Election Proposal. Accordingly, the directorship to be filled at the special meeting will be filled by the nominee receiving the highest number of votes. “Withheld” votes are not counted in determining whether a plurality of votes was received by a director nominee. As Mr. Kelly is the sole nominee, he will receive a plurality of the votes at the special meeting and be elected. Shares represented by broker non-votes will be counted for purposes of determining a quorum. Broker non-votes are not counted as voting power present and therefore are not counted in the votes, and will have no effect, with respect to the Director Election Proposal.

If you do not want the Adjournment Proposal to be approved, you must vote against the proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the Adjournment Proposal. Since the Adjournment Proposal is considered a routine matter, brokers will be entitled to vote on the Adjournment Proposal absent voting instructions, and thus there should be no broker non-votes with respect to the Adjournment Proposal.

Voting

You can vote your shares at the special meeting by proxy or virtually.

You can vote by proxy by having one or more individuals who will be at the special meeting vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the special meeting is called voting “by proxy.”

If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

If you complete the proxy card and mail it in the envelope provided or submit your proxy by telephone or over the Internet as described above, you will designate Richard H. Liem and Steven L. Scheinthal to act as your proxy at the special meeting. One of them will then vote your shares at the special meeting in accordance with the instructions you have given them in the proxy card or voting instructions, as applicable, with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournment(s) of the special meeting.

Alternatively, you can vote your shares in person by attending the special meeting virtually.

A special note for those who plan to attend the special meeting and vote virtually: if your shares or units are held in the name of a broker, bank or other nominee, please follow the instructions you receive from your broker, bank or other nominee holding your shares. You will not be able to vote at the special meeting unless you obtain a legal proxy from the record holder of your shares.

Our Board is asking for your proxy. Giving our Board your proxy means you authorize it to vote your shares at the special meeting in the manner you direct. You may vote for or against the Extension Amendment Proposal and/or the Adjournment Proposal or you may abstain from voting. You may vote for Mr. Kelly or withhold your vote from Mr. Kelly. All valid proxies received prior to the special meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” the Extension Amendment Proposal, “FOR” the election of Mr. Kelly and, if presented, “FOR” the Adjournment Proposal, and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the special meeting.

Stockholders who have questions or need assistance in completing or submitting their proxy cards should contact our proxy solicitor, Morrow, at (203) 658-9400 (call collect), (800) 662-5200 (call toll-free), or by sending an email to LCA.info@investor.morrowsodali.com.

Stockholders who hold their shares in “street name,” meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a legal proxy from the record holder to vote their shares at the special meeting.

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before the polls close at the special meeting. A proxy may be revoked by filing with the Company’s Corporate Secretary, at Landcadia Holdings IV, Inc., 1510 West Loop South, Houston, Texas 77027, either a written notice of revocation bearing a date later than the date of such proxy or a subsequent proxy relating to the same shares or by attending the special meeting and voting virtually.

Simply attending the special meeting will not constitute a revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.

Attendance at the Special Meeting

Only holders of common stock, their proxy holders and guests the Company may invite may attend the special meeting. If you wish to attend the special meeting virtually but you hold your shares or units through someone else, such as a broker, please follow the instructions you receive from your broker, bank or other nominee holding your shares. You must provide a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Solicitation of Proxies

Your proxy is being solicited by our Board on the proposals being presented to the stockholders at the special meeting. The Company has agreed to pay Morrow a fee of $[●]. The Company will also reimburse Morrow for reasonable and customary out-of-pocket expenses. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. You may contact Morrow at:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford, CT 06902

Tel: (800) 662-5200 (toll-free) or

(203) 658-9400 (banks and brokers can call collect)

Email: LCA.info@investor.morrowsodali.com

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the special meeting, will be borne by the Company.

Some banks and brokers have customers who beneficially own common stock listed of record in the names of nominees. The Company intends to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding common stock is deemed necessary, the Company (through our directors and executive officers) anticipates making such solicitation directly.

No Right of Appraisal

The Company’s stockholders do not have appraisal rights under the DGCL in connection with the proposals to be voted on at the special meeting. Accordingly, our stockholders have no right to dissent and obtain payment for their shares.

Other Business

The Company is not currently aware of any business to be acted upon at the special meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Special Meeting and with respect to any other matters which may properly come before the special meeting. If other matters do properly come before the special meeting, or at any adjournment(s) of the special meeting, the Company expects that the shares of common stock represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board.

Principal Executive Offices

Our principal executive offices are located at 1510 West Loop South, Houston, Texas 77027. Our telephone number at such address is (713) 850-1010.

THE EXTENSION AMENDMENT PROPOSAL

The Extension Amendment

The Company is proposing to amend its charter to extend the date by which the Company must consummate a business combination to the Extended Date, September 29, 2023.

The sole purpose of the Extension Amendment Proposal is to provide the Company with additional time to complete a business combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension. However, the Board will retain the right to abandon and not implement the Extension Amendment if the number of redemptions of public shares would exceed 45,000,000 shares. In addition, the Company will not proceed with the Extension if the number of redemptions of our public shares would cause the Company to have less than $5,000,001 of net tangible assets following implementation of the Extension Amendment.

If the Extension Amendment Proposal is not approved or if the Extension Amendment is approved but not implemented and the Company has not consummated a business combination by the Current Outside Date, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and our Board, liquidate and dissolve, subject, in each case, to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete an initial business combination within the Combination Period.

A copy of the proposed amendment to the charter is attached to this proxy statement as Annex A.

Reasons for the Proposal

The Company’s IPO prospectus and charter provide that the Company has until the Current Outside Date to complete a business combination. The sole purpose of the Extension Amendment Proposal is to provide the Company with additional time to complete a business combination, which the Board believes is in the best interest of our stockholders. The Company believes that given the Company’s expenditure of time, effort and money on searching for potential business combination opportunities, circumstances warrant providing public stockholders an opportunity to consider an initial business combination. Accordingly, since the Company will not be able to complete an initial business combination by the Current Outside Date, the Company has determined to seek stockholder approval to extend the time for closing a business combination beyond the Current Outside Date to the Extended Date, September 29, 2023. The Company and its officers and directors agreed that they would not seek to amend the charter to allow for a longer period of time to complete a business combination unless the Company provided holders of public shares with the right to seek conversion of their public shares in connection therewith.

If the Extension Amendment Proposal is Not Approved or if the Extension Amendment is Approved but Not Implemented

Stockholder approval of the Extension Amendment Proposal is required for the implementation of our Board’s plan to extend the date by which we must consummate an initial business combination. Therefore, our Board will abandon and not implement the Extension Amendment unless our stockholders approve the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved or if the Extension Amendment is approved but not implemented and the Company does not consummate a business combination by the Current Outside Date, as contemplated by our IPO prospectus and in accordance with our charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and our Board, liquidate and dissolve, subject, in each case, to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete an initial business combination within the Combination Period.

The holders of the founder shares have waived their rights to participate in any liquidation distribution with respect to such shares. There will be no distribution from the trust account with respect to the Company’s warrants, which will expire worthless in the event there is a liquidation. The Company will pay the costs of liquidation from up to $100,000 of interest on the trust account and its remaining assets outside of the trust account.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal is approved, and the Extension Amendment is implemented the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto to extend the time it must complete a business combination until the Extended Date. The Company will remain a reporting company under the Exchange Act, and its units, public shares and public warrants will remain publicly traded. The Company will then continue to work to consummate a business combination by the Extended Date.

You are not being asked to vote on a business combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your public shares in connection with the Extension, provided that you are a stockholder on the record date for a meeting to consider a business combination, you will retain the right to vote on a business combination when it is submitted to stockholders and the right to redeem your public shares for cash from the trust account in the event a business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

If the Extension Amendment Proposal is approved, and the Extension Amendment is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account following the Election. The Company cannot predict the amount that will remain in the trust account after such withdrawal if the Extension Amendment Proposal is approved and the amount remaining in the trust account will be only a fraction of the $[        ] (including interest but less the funds used to pay taxes) that was in the trust account as of the record date. In such event, the Company may still seek to obtain additional funds to complete a business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all. The Board will retain the right to abandon and not implement the Extension Amendment if the number of redemptions of public shares would exceed 45,000,000 shares. We will not proceed with the Extension if redemptions or repurchases of our public shares would cause us to have less than $5,000,001 of net tangible assets following implementation of the Extension Amendment.

Redemption Rights

If the Extension Amendment Proposal is approved, and the Extension Amendment is implemented, public stockholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including any interest earned on the funds held in the trust account (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. However, the Company may not redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001. If the Extension Amendment Proposal is approved by the requisite vote of stockholders, and the Extension Amendment is implemented, the remaining holders of public shares will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a business combination, subject to any limitations set forth in our charter, as amended. In addition, public stockholders who vote for the Extension Amendment Proposal and do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the Extended Date.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT AND DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. EST ON DECEMBER 13, 2022 (TWO BUSINESS DAYS BEFORE THE SCHEDULED VOTE AT THE SPECIAL MEETING). YOU WILL ONLY BE ENTITLED TO RECEIVE CASH IN CONNECTION WITH A REDEMPTION OF THESE SHARES IF YOU CONTINUE TO HOLD THEM UNTIL THE EFFECTIVE DATE OF THE EXTENSION AMENDMENT AND ELECTION.

Pursuant to our charter, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the Extension Amendment Proposal is approved and the Extension Amendment is implemented. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)	(a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)	prior to 5:00 p.m. Eastern Time, on December 13, 2022 (two business days prior to the scheduled vote at the special meeting), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, Attn: Mark Zimkind (e-mail: mzimkind@continentalstock.com), that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through DTC.

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so.

Public stockholders may elect to redeem all or a portion of their public shares, whether they vote for or against the Extension Amendment Proposal and regardless of whether they hold public shares on the record date.

Through DTC’s DWAC (Deposit/Withdrawal at Custodian) System, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares. Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Amendment Proposal will not be redeemed for cash held in the trust account. In the event that a public stockholder tenders its shares and decides prior to the vote at the special meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the special meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Extension Amendment Proposal is not approved, or the Extension Amendment Proposal is approved, but the Extension Amendment is not implemented, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Amendment will not be implemented. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment would receive payment of the redemption price for such shares soon after the implementation of the Extension Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, and the Extension Amendment is implemented, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our franchise and income taxes, divided by the number of then outstanding public shares. Based on the amount in the trust account as of the record date, this would amount to approximately $[        ] per share. The closing price of the common stock on Nasdaq on November 9, 2022, the record date, was $9.93. Accordingly, if the market price were to remain the same until the date of the special meeting, exercising redemption rights would result in a public stockholder receiving approximately $[        ] more than if such stockholder sold the public shares in the open market. The Company cannot assure public stockholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your shares of the Company’s common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent prior to 5:00 p.m. Eastern Time on December 13, 2022 (two business days before the scheduled vote at the special meeting). The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the Extension Amendment is implemented.

Interests of the Company’s Directors and Executive Officers

When you consider the recommendation of our Board, you should keep in mind that the Company’s executive officers and directors, and their affiliates, have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•

If the Extension Amendment Proposal is not approved or if the Extension Amendment is approved but not implemented and the Company does not consummate a business combination by the Current Outside Date, in accordance with our charter, the 12,500,000 founder shares held by TJF and JUSH, which were acquired by the Sponsors directly from the Company for an aggregate investment of $11,000, or approximately $0.0001 per share, will be worthless (as the Sponsors, officers and directors and JUSH have waived liquidation rights with respect to such shares). Such shares, if unrestricted and freely tradable, would have an aggregate market value of approximately $124,125,000.00 based on the closing price of $9.93 per public share on Nasdaq on November 9, 2022 (the record date);

•

If the Extension Amendment Proposal is not approved or if the Extension Amendment is approved but not implemented and the Company does not consummate a business combination by the Current Outside Date, in accordance with our charter, the 8,333,333 private placement warrants held by TJF and JUSH, which were purchased by our Sponsors for an aggregate investment of $12,500,000, or $1.50 per warrant, will be worthless, as they will expire. Such private placement warrants, if unrestricted and freely tradable, would have an aggregate market value of $999,999.96 based on the closing price of $0.12 per public warrant on Nasdaq on November 9, 2022 (the record date);

•	If the Extension Amendment Proposal is not approved or if the Extension Amendment is approved but not implemented and the Company does not consummate a business combination by the Current Outside Date, in accordance with our charter, the Company will only repay TJF and JUSH the principal outstanding under the A&R Convertible Notes using funds, if any, held outside the trust account, and any value associated with the option to convert up to an aggregate amount of $1,500,000, into private placement-equivalent warrants, at a conversion price of $1.50 per warrant, with each warrant entitling the holder to purchase one share of Class A common stock at a price of $11.50 per share, subject to the same adjustments applicable to the private placement warrants sold concurrently with the Company’s IPO, will be worthless. As of September 30, 2022, the Company had borrowed $751,856 from each of TJF and JUSH, or $1,503,712 in the aggregate, under the A&R Convertible Notes;

•	Excluding the A&R Convertible Notes, even if the trading price of the public shares were as low as $1.01 per share, the aggregate market value of the founder shares alone (without taking into account the value of the private placement warrants) would be approximately equal to the initial investment in the Company by the Sponsors. As a result, if a business combination is completed, the Sponsors and JUSH are likely to be able to make a substantial profit on their investment in us even at a time when the public shares have lost significant value. On the other hand, if the Extension Amendment Proposal is not approved or if the Extension Amendment is approved but not implemented and the Company liquidates without completing its initial business combination within the Combination Period, the Sponsors and JUSH will lose their entire investment in us.

•

Richard Handler, our Co-Chairman and President, is also the Chief Executive Officer and director of JFG and chairman of the board of directors, Chief Executive Officer and President of JFG’s largest subsidiary, Jefferies Group LLC and its largest subsidiary, Jefferies LLC. Jefferies LLC, the sole underwriter of our IPO, and a wholly-owned direct subsidiary of Jefferies Group LLC, a wholly-owned direct subsidiary of JFG, will be entitled to receive a deferred underwriting commission of $17,500,000 if the Company consummates a business combination. If the Extension Amendment Proposal is not approved or if the Extension Amendment is approved but not implemented and the Company does not consummate a business combination within the Combination Period, Jefferies LLC will not be entitled to this fee.

•	Our Sponsors, officers and directors and JUSH have agreed to waive their redemption rights with respect to their founder shares and any public shares they hold in connection with the Extension Amendment Proposal. In addition, our Sponsors, officers and directors and JUSH have agreed to waive their rights to liquidating distributions from the trust account with respect to their founder shares if we fail to complete a business combination within the Combination Period. There will be no redemption rights or liquidating distributions with respect to the private placement warrants or public warrants, which will expire worthless if we fail to complete an initial business combination within the Combination Period.

•	In order to protect the amounts held in the trust account, our Sponsors have agreed that they will be liable to us if and to the extent any claims by a vendor for services rendered or products sold to us, or a prospective target business with which we have entered into a transaction agreement, reduce the amount of funds in the trust account to below the lesser of (i) $10.00 per public share and (ii) the actual amount per public share held in the trust account as of the date of the liquidation of the trust account, if less than $10.00 per public share due to reductions in the value of the trust assets, less taxes payable; provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the trust account (whether or not such waiver is enforceable) nor will it apply to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended;

•	All rights specified in the charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s executive officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If a business combination is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;

•	All of the current members of our Board are expected to continue to serve as directors at least through the date of the special meeting to approve a business combination and some are expected to continue to serve following a business combination and receive compensation thereafter; and

•	The Company’s executive officers and directors, and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and business combinations. However, if the Company fails to obtain the Extension and consummate a business combination, they will not have any claim against the trust account for reimbursement. Accordingly, the Company will most likely not be able to reimburse these expenses if a business combination is not completed.

Additionally, if the Extension Amendment Proposal is approved and we consummate an initial business combination, our Sponsors, officers and directors and JUSH may have additional interests as will be described in the proxy statement for the business combination.

U.S. Federal Income Tax Considerations

The following discussion is a summary of certain U.S. federal income tax considerations for U.S. Holders and Non-U.S. Holders (each as defined below, and together, “Holders”) of public shares (i) of the Extension Amendment Proposal and (ii) that elect to have their public shares redeemed for cash if the Extension Amendment Proposal is approved. This section applies only to Holders that hold their public shares as “capital assets” for U.S. federal income tax purposes (generally, property held for investment). For purposes of this discussion, because the components of a unit are generally separable at the option of the holder, the holder of a unit generally should be treated, for U.S. federal income tax purposes, as the owner of the underlying public share and public warrant components of the unit, and the discussion below with respect to actual Holders of public shares also should apply to holders of units (as the deemed owners of the underlying public shares and public warrants that constitute the units). Accordingly, the separation of units into the public shares and public warrants underlying the units generally should not be a taxable event for U.S. federal income tax purposes. This position is not free from doubt, and no assurance can be given that the U.S. Internal Revenue Service (“IRS”) would not assert, or that a court would not sustain, a contrary position. Holders of units are urged to consult their tax advisors concerning the U.S. federal, state, local and non-U.S. tax consequences of the transactions contemplated by the Extension Amendment (including any redemption of the public shares in connection therewith) with respect to any public shares held through the units (including alternative characterizations of the units).

This discussion does not address the U.S. federal income tax consequences to our Sponsors, JUSH or their affiliates, our officers or directors, or to any person of holding founder shares or private placement warrants. This discussion is limited to U.S. federal income tax considerations and does not address any estate or gift tax considerations or considerations arising under the tax laws of any U.S. state or local or non-U.S. jurisdiction. This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to you in light of your particular circumstances, including the alternative minimum tax, the Medicare tax on certain investment income and the different consequences that may apply if you are subject to special rules under U.S. federal income tax law that apply to certain types of investors, such as:

•	banks, financial institutions or financial services entities;

•	broker-dealers;

•	taxpayers that are subject to the mark-to-market accounting rules with respect to the public shares;

•	tax-exempt entities;

•	governments or agencies or instrumentalities thereof;

•	insurance companies;

•	regulated investment companies or real estate investment trusts;

•	partnerships (including entities or arrangements treated as partnerships for U.S. federal income tax purposes) or pass-through entities (including S Corporations), or persons that will hold the public shares through such a partnership or pass-through entity;

•	U.S. expatriates or former long-term residents of the United States;

•	persons that actually or constructively own five percent or more (by vote or value) of the Company’s shares (except as specifically provided below);

•	persons that acquired their public shares pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

•	persons that hold their public shares as part of a straddle, constructive sale, hedge, wash sale, conversion or other integrated or similar transaction;

•	U.S. Holders (as defined below) whose functional currency is not the U.S. dollar; or

•	“specified foreign corporations” (including “controlled foreign corporations”), “passive foreign investment companies” or corporations that accumulate earnings to avoid U.S. federal income tax.

If a partnership (or any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds public shares, the tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships holding any public shares and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences to them of the Extension Amendment Proposal and the exercise of their redemption rights with respect to their public shares in connection therewith.

This discussion is based on the U.S. Internal Revenue Code of 1986, as amended (the “Code”), proposed, temporary and final Treasury Regulations promulgated thereunder, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein.

The Company has not sought, and does not intend to seek, any rulings from the IRS as to any U.S. federal income tax considerations described herein. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.

THIS DISCUSSION IS ONLY A SUMMARY OF CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS ASSOCIATED WITH THE EXTENSION AMENDMENT PROPOSAL AND THE EXERCISE OF REDEMPTION RIGHTS IN CONNECTION THEREWITH. EACH HOLDER SHOULD CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF THE EXTENSION AMENDMENT PROPOSAL AND THE EXERCISE OF REDEMPTION RIGHTS, INCLUDING THE APPLICABILITY AND EFFECTS OF U.S. FEDERAL NON-INCOME, STATE AND LOCAL AND NON-U.S. TAX LAWS.

Tax Treatment of Non-Redeeming Stockholders

A public stockholder who does not elect to redeem their public shares (including any public stockholder who votes in favor of the Extension Amendment) will continue to own its public shares, and will not recognize any income, gain or loss for U.S. federal income tax purposes solely as a result of the Extension Amendment Proposal.

Tax Treatment of Redeeming Stockholders

U.S. Holders

As used herein, a “U.S. Holder” is a beneficial owner of a public share who or that is, for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

•	a corporation (or other entity that is treated as a corporation) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate whose income is subject to U.S. federal income tax regardless of its source; or

•	a trust if (1) a U.S. court can exercise primary supervision over the administration of such trust and one or more United States persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a United States person.

Generally

The U.S. federal income tax consequences to a U.S. Holder of public shares that exercises its redemption rights with respect to its public shares to receive cash in exchange for all or a portion of its public shares will depend on whether the redemption qualifies as a sale of public shares under Section 302 of the Code. If the redemption qualifies as a sale of public shares by a U.S. Holder, the tax consequences to such U.S. Holder are as described below under the section entitled “—Taxation of Redemption Treated as a Sale of Public Shares.” If the redemption does not qualify as a sale of public shares, a U.S. Holder will be treated as receiving a corporate distribution with the tax consequences to such U.S. Holder as described below under the section entitled “—Taxation of Redemption Treated as a Distribution.”

Whether a redemption of public shares qualifies for sale treatment will depend largely on the total number of shares of the Company’s stock treated as held by the redeemed U.S. Holder before and after the redemption (including any stock of the Company treated as constructively owned by the U.S. Holder as a result of owning public warrants) relative to all of the stock of the Company outstanding both before and after the redemption. The redemption of public shares generally will be treated as a sale of public shares (rather than as a corporate distribution) if the redemption (1) is “substantially disproportionate” with respect to the U.S. Holder, (2) results in a “complete termination” of the U.S. Holder’s interest in the Company or (3) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests result in a redemption qualifying for sale treatment, a U.S. Holder takes into account not only shares of the Company’s stock actually owned by the U.S. Holder, but also shares of the Company’s stock that are constructively owned by it under certain attribution rules set forth in the Code. A U.S. Holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock that the holder has a right to acquire by exercise of an option, which would generally include public shares which could be acquired pursuant to the exercise of public warrants.

In order to meet the substantially disproportionate test, the percentage of the Company’s outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the redemption of public shares must, among other requirements, be less than eighty percent (80%) of the percentage of the Company’s outstanding voting stock actually and constructively owned by the U.S. Holder immediately before the redemption (taking into account redemptions by other holders of public shares). There will be a complete termination of a U.S. Holder’s interest if either (1) all of the public shares actually and constructively owned by the U.S. Holder are redeemed or (2) all of the public shares actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. Holder does not constructively own any other public shares (including any stock constructively owned by the U.S. Holder as a result of owning public warrants). The redemption of public shares will not be essentially equivalent to a dividend if the redemption results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in the Company. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in the Company will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation where such stockholder exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests is satisfied, then the redemption of public shares will be treated as a corporate distribution to the redeemed U.S. Holder and the tax effects to such a U.S. Holder will be as described below under the section entitled “—Taxation of Redemption Treated as a Distribution.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed public shares will be added to the U.S. Holder’s adjusted tax basis in its remaining shares of the Company’s stock or, if it has none, to the U.S. Holder’s adjusted tax basis in its public warrants or possibly in other shares of the Company’s stock constructively owned by it.

Taxation of Redemption Treated as a Distribution

If the redemption of a U.S. Holder’s public shares is treated as a corporate distribution, as discussed above under the section entitled “—Generally,” the amount of cash received in the redemption generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from the Company’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles.

Distributions in excess of the Company’s current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in its public shares. Any remaining excess will be treated as gain realized on the sale of public shares and will be treated as described below under the section entitled “—Taxation of Redemption Treated as a Sale of Public Shares.”

Taxation of Redemption Treated as a Sale of Public Shares

If the redemption of a U.S. Holder’s public shares is treated as a sale, as discussed above under the section entitled “—Generally,” a U.S. Holder generally will recognize capital gain or loss in an amount equal to the difference between the amount of cash received in the redemption and the U.S. Holder’s adjusted tax basis in the public shares redeemed. Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. Holder’s holding period for the public shares so disposed of exceeds one year. Long-term capital gains recognized by non-corporate U.S. Holders generally will be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations.

U.S. Holders who hold different blocks of public shares (including as a result of holding different blocks of public shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

U.S. Holders who actually or constructively own at least five percent (5%) by vote or value (or, if the public shares are not then considered to be publicly traded, at least one percent (1%) by vote or value) or more of the total outstanding Company stock may be subject to special reporting requirements with respect to a redemption of public shares, and such holders should consult with their tax advisors with respect to their reporting requirements.

ALL U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE TAX CONSEQUENCES TO THEM OF A REDEMPTION OF ALL OR A PORTION OF THEIR PUBLIC SHARES PURSUANT TO AN EXERCISE OF REDEMPTION RIGHTS.

Information Reporting and Backup Withholding

Payments of cash to a U.S. Holder as a result of the redemption of public shares may be subject to information reporting to the IRS and possible U.S. backup withholding. Backup withholding will not apply, however, to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status.

Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a U.S. Holder’s U.S. federal income tax liability, and the U.S. Holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.

Non-U.S. Holders

As used herein, a “Non-U.S. Holder” is a beneficial owner of a public share who or that is, for U.S. federal income tax purposes:

•	a non-resident alien individual, other than certain former citizens and residents of the United States subject to U.S. tax as expatriates;

•	a foreign corporation; or

•	an estate or trust that is not a U.S. Holder.

Generally

The U.S. federal income tax consequences to a Non-U.S. Holder of public shares that exercises its redemption rights to receive cash from the trust account in exchange for all or a portion of its public shares will depend on whether the redemption qualifies as a sale of the public shares redeemed, as described above under “Tax Treatment of Redeeming Stockholders—U.S. Holders—Generally.” If such a redemption qualifies as a sale of public shares, the U.S. federal income tax consequences to the Non-U.S. Holder will be as described below under “—Taxation of Redemption Treated as a Sale of Public Shares.” If such a redemption does not qualify as a sale of public shares, the Non-U.S. Holder will be treated as receiving a corporate distribution, the U.S. federal income tax consequences of which are described below under “—Taxation of Redemption as a Distribution.”

Because it may not be certain at the time a Non-U.S. Holder is redeemed whether such Non-U.S. Holder’s redemption will be treated as a sale of shares or a corporate distribution, and because such determination will depend in part on a Non-U.S. Holder’s particular circumstances, the applicable withholding agent may not be able to determine whether (or to what extent) a Non-U.S. Holder is treated as receiving a dividend for U.S. federal income tax purposes. Therefore, the applicable withholding agent may withhold tax at a rate of thirty percent (30%) (or such lower rate as may be specified by an applicable income tax treaty) on the gross amount of any consideration paid to a Non-U.S. Holder in redemption of such Non-U.S. Holder’s public shares, unless (a) the applicable withholding agent has established special procedures allowing Non-U.S. Holders to certify that they are exempt from such withholding tax and (b) such Non-U.S. Holders are able to certify that they meet the requirements of such exemption (e.g., because such Non-U.S. Holders are not treated as receiving a dividend under the Section 302 tests described above under the section entitled “Tax Treatment of Redeeming Stockholders—U.S. Holders—Generally”). However, there can be no assurance that any applicable withholding agent will establish such special certification procedures. If an applicable withholding agent withholds excess amounts from the amount payable to a Non-U.S. Holder, such Non-U.S. Holder generally may obtain a refund of any such excess amounts by timely filing an appropriate claim for refund with the IRS. Non-U.S. Holders should consult their own tax advisors regarding the application of the foregoing rules in light of their particular facts and circumstances and any applicable procedures or certification requirements.

Taxation of Redemption as a Distribution

In general, any distributions made to a Non-U.S. Holder of public shares, to the extent paid out of the Company’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles), will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, the Company will be required to withhold tax from the gross amount of the dividend at a rate of thirty percent (30%), unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E). Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in its public shares and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of the public shares, which will be treated as described below under “—Taxation of Redemption as a Sale of Public Shares.” In addition, if the Company determines that it is likely to be classified as a “United States real property holding corporation” (see “—Taxation of Redemption as a Sale of Public Shares” below), the applicable withholding agent may withhold fifteen (15%) of any distribution that exceeds the Company’s current and accumulated earnings and profits.

The withholding tax generally does not apply to dividends paid to a Non-U.S. Holder that are effectively connected with such Non-U.S. Holder’s conduct of a trade or business within the United States, provided that such Non-U.S. Holder furnishes an IRS Form W-8ECI. Instead, the effectively connected dividends will be subject to regular U.S. federal income tax as if the Non-U.S. Holder were a U.S. resident, subject to an applicable income tax treaty providing otherwise. A Non-U.S. Holder that is treated as a foreign corporation for U.S. federal income tax purposes receiving effectively connected dividends may also be subject to an additional “branch profits tax” imposed at a rate of thirty percent (30%) (or a lower applicable treaty rate).

Taxation of Redemption as a Sale of Public Shares

A Non-U.S. Holder generally will not be subject to U.S. federal income or withholding tax in respect of gain recognized on a redemption of public shares that is treated as a sale as described above under “—Generally,” unless:

(i)	the gain is effectively connected with the conduct by the Non-U.S. Holder of a trade or business within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. Holder);

(ii)	such Non-U.S. Holder is an individual who was present in the United States for 183 days or more in the taxable year of such disposition (as such days are calculated pursuant to Section 7701(b)(3) of the Code) and certain other requirements are met; or

(iii)	the Company is or has been a “United States real property holding corporation” (as defined below) for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the Non-U.S. Holder’s holding period for the applicable security being disposed of, except, in the case where public shares are “regularly traded” on an “established securities market” (as such terms are defined under applicable Treasury Regulations), the Non-U.S. Holder is disposing of public shares and has owned, whether actually or based on the application of constructive ownership rules, five percent (5%) or less of public shares at all times within the shorter of the five-year period preceding such disposition of public shares or such Non-U.S. Holder’s holding period for such public shares. There can be no assurance that public shares are or have been treated as regularly traded on an established securities market for this purpose. It is unclear how the rules for determining the five percent (5%) threshold for this purpose would be applied with respect to public shares, including how a Non-U.S. Holder’s ownership of public warrants impacts the five percent (5%) threshold determination with respect to public shares. Non-U.S. Holders should consult their own tax advisors regarding the application of the foregoing rules in light of their particular facts and circumstances.

Unless an applicable treaty provides otherwise, gain described in the first bullet point above will be subject to tax at generally applicable U.S. federal income tax rates as if the Non-U.S. Holder were a U.S. resident. Any gains described in the first bullet point above of a Non-U.S. Holder that is treated as a foreign corporation for U.S. federal income tax purposes may also be subject to an additional “branch profits tax” imposed at a thirty percent (30%) rate (or a lower applicable income tax treaty rate).

If the second bullet point applies to a Non-U.S. Holder, such Non-U.S. Holder generally will be subject to U.S. tax on such Non-U.S. Holder’s net capital gain for such year (including any gain realized in connection with the redemption) at a tax rate of thirty percent (30%) (or a lower applicable tax treaty rate).

If the third bullet point above applies to a Non-U.S. Holder, gain recognized by such holder will be subject to tax at generally applicable U.S. federal income tax rates. In addition, the Company may be required to withhold U.S. federal income tax at a rate of fifteen percent (15%) of the amount realized upon such redemption. The Company will be classified as a “United States real property holding corporation” if the fair market value of its “United States real property interests” equals or exceeds 50% of the sum of the fair market value of its worldwide real property interests plus other assets used or held for use in a trade or business, as determined for U.S. federal income tax purposes. It is not expected that the Company would be a United States real property holding corporation in the immediate foreseeable future. However, such determination is factual in nature and subject to change and no assurance can be provided as to whether the Company would be treated as a United States real property holding corporation in any year.

Non-U.S. Holders should consult their tax advisors regarding the U.S. federal income tax consequences to them in respect of any loss recognized on a redemption of public shares that is treated as a sale for U.S. federal income tax purposes.

Information Reporting and Backup Withholding

Information returns will be filed with the IRS in connection with payments of dividends on, and the proceeds from a sale of, public shares. A Non-U.S. Holder may have to comply with certification procedures to establish that it is not a U.S. person in order to avoid information reporting and backup withholding requirements. The certification procedures required to claim a reduced rate of withholding under a treaty generally will satisfy the certification requirements necessary to avoid the backup withholding as well.

Backup withholding is not an additional tax. The amount of any backup withholding from a payment to a Non-U.S. Holder generally will be allowed as a credit against such Non-U.S. Holder’s U.S. federal income tax liability and may entitle such Non-U.S. Holder to a refund, provided that the required information is timely furnished to the IRS.

Foreign Account Tax Compliance Act

Provisions commonly referred to as “FATCA” impose withholding of thirty percent (30%) on payments of dividends (including constructive dividends) on public shares to “foreign financial institutions” (which is broadly defined for this purpose and in general includes investment vehicles) and certain other non-U.S. entities unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied by, or an exemption applies to, the payee (typically certified as to by the delivery of a properly completed IRS Form W-8BEN-E). Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. Under certain circumstances, a Non-U.S. Holder might be eligible for refunds or credits of such withholding taxes, and a Non-U.S. Holder might be required to file a U.S. federal income tax return to claim such refunds or credits. Thirty percent (30%) withholding under FATCA was scheduled to apply to payments of gross proceeds from the sale or other disposition of property that produces U.S.-source interest or dividends beginning on January 1, 2019, but on December 13, 2018, the IRS released proposed regulations that, if finalized in their proposed form, would eliminate the obligation to withhold on gross proceeds. Such proposed regulations also delayed withholding on certain other payments received from other foreign financial institutions that are allocable, as provided for under final Treasury Regulations, to payments of U.S.-source dividends, and other fixed or determinable annual or periodic income. Although these proposed Treasury Regulations are not final, taxpayers generally may rely on them until final Treasury Regulations are issued. However, there can be no assurance that final Treasury Regulations will provide the same exceptions from FATCA withholding as the proposed Treasury Regulations.

Non-U.S. Holders should consult their tax advisors regarding the effects of FATCA on their redemption of public shares.

As previously noted above, the foregoing discussion of certain U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. The Company once again urges you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the Extension Amendment Proposal and the exercise of redemption rights in connection therewith.

Required Vote

The affirmative vote by holders of 65% of the Company’s outstanding Class A common stock and Class B common stock, voting together as a single class, is required to approve the Extension Amendment Proposal. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension. However, the Board will retain the right to abandon and not implement the Extension Amendment if the number of redemptions of public shares would exceed 45,000,000 shares. In addition, the Company will not proceed with the Extension if the number of redemptions of our public shares would cause the Company to have less than $5,000,001 of net tangible assets following implementation of the Extension Amendment.

If the Extension Amendment Proposal is not approved or if the Extension Amendment is approved but not implemented and the Company does not consummate a business combination by the Current Outside Date, as contemplated by our IPO prospectus and in accordance with our charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and our Board, liquidate and dissolve, subject, in each case, to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete an initial business combination within the Combination Period.

Our Sponsors, JUSH and all of the Company’s directors and executive officers are expected to vote any common stock owned by them in favor of the Extension Amendment Proposal. As of the record date, the Company’s founder shares represent approximately 20% of the Company’s outstanding common stock. Accordingly, in addition to the founder shares, the Company will only need 28,125,000 public shares (or 45% of the outstanding common stock) to be voted in favor of the Extension Amendment Proposal to approve such proposal.

In addition, the Company’s Sponsors, directors, officers and JUSH, or any of their respective affiliates, may purchase public shares in privately negotiated transactions or in the open market prior to or following the special meeting, although they are under no obligation to do so. Such public shares purchased by the Company, the Sponsors, the directors, officers, JUSH or any of their respective affiliates would be (a) purchased at a price no higher than the redemption price for the public shares, which is currently estimated to be $[        ] per share and (b) would not be (i) voted by the Company, the Sponsors, the directors, officers or JUSH or their respective affiliates at the special meeting or (ii) redeemable by the Company, the Sponsors, the directors, officers or JUSH or their respective affiliates. Any such purchases that are completed after the record date for the special meeting may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Extension Amendment Proposal and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposals to be voted upon at the special meeting are approved by the requisite number of votes and to reduce the number of public shares that are redeemed. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Extension Amendment Proposal and elected to redeem their shares for a portion of the trust account. Any such privately negotiated purchases may be effected at purchase prices that are below the per-share pro rata portion of the trust account. None of the Company, the Sponsors, the directors, officers or JUSH or their respective affiliates may make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Extension Amendment Proposal is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable adoption of the Extension Amendment Proposal.

Our Board recommends that you vote “FOR” the Extension Amendment Proposal. OUR BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its stockholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that stockholders vote for the proposals. See the sections entitled “Directors, Executive Officers and Corporate Governance — Conflicts of Interest” and “The Extension Amendment — Interests of the Company’s Directors and Officers” for a further discussion.

THE DIRECTOR ELECTION PROPOSAL

Overview

Our Board is divided into three classes, Class I, Class II and Class III, with members of each class serving staggered three-year terms. The term of office of the Class I director, Scott Kelly, will expire at the special meeting. The term of office of the Class II directors, Richard Handler and Michael Chadwick, will expire at the second annual meeting (or special meeting in lieu thereof). The term of office of the Class III directors, Tilman J. Fertitta and Dona Cornell will expire at the third annual meeting of stockholders (or special meeting in lieu thereof).

At the special meeting, one Class I director will be elected to the Board to serve for the ensuing three-year period or until a successor is elected and qualified or their earlier resignation or removal. The Board has nominated Scott Kelly for re-election as Class I director. The biography of Mr. Kelly is set forth below under the section entitled “Directors, Executive Officers and Corporate Governance”.

Vote Required for Approval

The election of directors requires a plurality of the votes of the shares of common stock present in person (including virtually) or represented by proxy at the special meeting and entitled to vote on the Director Election Proposal. Accordingly, the directorship to be filled at the special meeting will be filled by the nominee receiving the highest number of votes. You may withhold votes from the director nominee. “Withheld” votes are not counted in determining whether a plurality of votes was received by a director nominee. Broker non-votes will have no effect on this proposal, assuming that a quorum is present. As Mr. Kelly is the sole nominee, he will receive a plurality of the votes at the special meeting and be elected.

Recommendation of the Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE ELECTION OF MR. KELLY.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its stockholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that stockholders vote for the proposals. See the sections entitled “Directors, Executive Officers and Corporate Governance — Conflicts of Interest” and “The Extension Amendment — Interests of the Company’s Directors and Officers” for a further discussion.

THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies in the event that there are insufficient votes for, or otherwise in connection with, the other proposals. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other proposals, or if we determine that additional time is necessary to effectuate the Extension.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the special meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other proposals.

Required Vote

The approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the Company’s stockholders represented in person (including virtually) or by proxy. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or online at the special meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Adjournment Proposal is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable the adoption of the Adjournment Proposal.

Our Board recommends that you vote “FOR” the Adjournment Proposal.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its stockholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that stockholders vote for the proposals. See the sections entitled “Directors, Executive Officers and Corporate Governance — Conflicts of Interest” and “The Extension Amendment — Interests of the Company’s Directors and Officers” for a further discussion.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Information About Executive Officers, Directors and Nominees

Our directors and executive officers are as follows:

Name	Age	Position
Tilman J. Fertitta	65	Co-Chairman and Chief Executive Officer
Richard Handler	61	Co-Chairman and President
Richard H. Liem	69	Vice President and Chief Financial Officer
Steven L. Scheinthal	61	Vice President, General Counsel and Secretary
Nicholas Daraviras	48	Vice President, Acquisitions
Scott Kelly	58	Director
Dona Cornell	61	Director
Michael S. Chadwick	70	Director

Tilman J. Fertitta has been our Co-Chairman and Chief Executive Officer since February 5, 2021. He was previously Co-Chairman and Chief Executive Officer of Landcadia Holdings, Inc. (“Landcadia I”) from September 15, 2015 through the consummation of the Waitr Incorporated business combination, and he served on the board of directors of Waitr Holdings Inc. from the closing of their business combination in November 2018 through June 2021. He served as Chairman and Chief Executive Officer of GNOG Inc. (“GNOG”) from February 14, 2019 until its merger with DraftKings Inc. in May 2022. He also served as Co-Chairman and Chief Executive Officer of Landcadia Holdings III, Inc. (“Landcadia III”) from August 24, 2020 until the consummation of the HMAN Group Holdings Inc. (together with its direct and indirect subsidiaries, collectively, “Hillman”) business combination. Since August 2010, Mr. Fertitta has been the sole shareholder, chairman and Chief Executive Officer of FEI, which owns the NBA’s Houston Rockets, the restaurant conglomerate Landry’s, Inc. (“Landry’s”) and the Golden Nugget Casinos and is recognized today as a global leader in the dining, hospitality, entertainment and gaming industries. Mr. Fertitta was the sole shareholder at the time he took Landry’s public in 1993, and after 17 years as a public company, he was the sole shareholder in taking Landry’s private in 2010. Mr. Fertitta currently serves as Chairman of the Houston Children’s Charity, the Houston Police Foundation, and is currently the Chairman of the Board of Regents for the University of Houston. He is also on the Executive Committee of the Houston Livestock Show and Rodeo, one of the nation’s largest charitable organizations. He also serves on the boards of the Texas Heart Institute and the Greater Houston Partnership. We believe Mr. Fertitta is qualified to serve on our board of directors based on his experience in the dining industry and as a public company director.

Richard Handler has been our Co-Chairman and President since February 5, 2021. He previously served as Co-Chairman and President of Landcadia I from September 15, 2015, through the consummation of the Waitr business combination, and as Co-Chairman and President of Landcadia Holdings II, Inc. (“Landcadia II”) from February 14, 2019 through the consummation of the GNOG business combination. He also served as Co-Chairman and President of Landcadia III from August 24, 2020 until the consummation of the Hillman business combination. He has been with Jefferies LLC since 1990 and has served as Chief Executive Officer since 2001, making him the longest serving CEO on Wall Street. He is the Chief Executive Officer and Director of Jefferies and Chairman of the board of directors, Chief Executive Officer and President of Jefferies Group LLC. Mr. Handler also serves as Chairman of the Global Diversity Council at Jefferies LLC. In addition, he is Chairman and CEO of the Handler Family Foundation, a non-profit that focuses on many philanthropic areas, including providing four-year all-inclusive fully paid college educations each year to 15 of the most talented and deserving students coming from challenging backgrounds and circumstances. The foundation also works to protect the environment by protecting endangered species. Prior to Jefferies LLC, he worked at Drexel Burnham Lambert in the High Yield Bond Department. Mr. Handler received an MBA from Stanford University in 1987. He received his BA in Economics (Magna Cum Laude, High Distinction) from the University of Rochester in 1983 where he also serves as Chairman of the Board of Trustees. We believe Mr. Handler is well-qualified to serve on our board of directors because of his investment banking, asset management and sales and trading expertise, his merchant banking and executive management experience and his experience as a public company director.

Richard H. Liem has been our Vice President and Chief Financial Officer since February 5, 2021. He previously served as Vice President and Chief Financial Officer of Landcadia I from September 15, 2015 through the consummation of the Waitr business combination, as Landcadia II’s Vice President and Chief Financial Officer from February 14, 2019 until the GNOG Business Combination and he served on the GNOG Inc. board of directors until its merger with DraftKings Inc. in May 2022. He also served as Vice President and Chief Financial Officer of Landcadia III from August 24, 2020 until the consummation of the Hillman business combination Mr. Liem currently serves as Chief Financial Officer and Executive Vice President of Golden Nugget, LLC. Mr. Liem has been the Chief Financial Officer of Landry’s Restaurants, Inc. (a subsidiary of Golden Nugget, LLC.) since June 11, 2004 and serves as its Executive Vice President and Principal Accounting Officer. He joined Landry’s Restaurants, Inc. in 1999 as the Corporate Controller. Mr. Liem joined Landry’s from Carrols Corporation, where he served as the Vice President of Financial Operations from 1994 to 1999. He served with the Audit Division of Price Waterhouse, L.L.P. from 1983 to 1994. He has been a Director of Landry’s, Inc. since 2009 and also serves as a director of Golden Nugget, LLC. Mr. Liem also serves on the compliance committee for Golden Nugget Atlantic City, LLC. In addition, he serves as the Executive Vice President and Chief Financial Officer of FEI, which is the holding company for Golden Nugget, Inc., Landry’s, Inc., and other assets owned and controlled by Tilman J. Fertitta. Mr. Liem is a Certified Public Accountant and was first licensed in Texas in 1989.

Steven L. Scheinthal has been our Vice President, General Counsel and Secretary since February 5, 2021. He previously served as Vice President, General Counsel and Secretary of Landcadia I from September 15, 2015, through the consummation of the Waitr business combination, and he currently serves on the board of directors of Waitr Holdings Inc. He served as Vice President, General Counsel and Secretary of Landcadia II from February 14, 2019 through the consummation of the GNOG Business Combination and he served on the board of directors of GNOG Inc. until its merger with DraftKings Inc. in May 2022. He also served as Vice President, General Counsel and Secretary of Landcadia III from August 24, 2020 until the consummation of the Hillman business combination. Mr. Scheinthal has served as a member of the board of directors of Landry’s since its IPO in 1993 and as its Executive Vice President or Vice President of Administration, General Counsel and Secretary since September 1992. He also serves as a member of the board of directors, Executive Vice President and General Counsel of FEI, which is the holding company for Landry’s, the Golden Nugget Hotels and Casinos and other assets owned and controlled by Tilman J. Fertitta. He devotes a substantial amount of time on behalf of all FEI companies, including Landry’s and Golden Nugget, to acquisitions, financings, human resources, risk, benefit and litigation management, union, lease and contract negotiations, trademark oversight and licensing and is primarily responsible for compliance with all federal, state and local laws. He was also primarily responsible for Landry’s corporate governance and SEC compliance from its initial public offering and during the 17 plus years Landry’s operated as a public company. We believe the foregoing experience provides the Company with valuable insight, skills and perspective. Prior to joining Landry’s, he was a partner in the law firm of Stumpf  & Falgout in Houston, Texas. Mr. Scheinthal represented Landry’s for approximately five years before becoming part of the organization. He has been licensed to practice law in the state of Texas since 1984.

Nicholas Daraviras has served as our Vice President, Acquisitions since February 5, 2021. He previously served as Vice President, Acquisitions of Landcadia I from September 15, 2015 through the consummation of the Waitr business combination. He served as Vice President, Acquisitions of Landcadia II from February 14, 2019 through the consummation of the GNOG Business Combination and as Vice President, Acquisitions of Landcadia III from August 24, 2020 through the consummation of the Hillman business combination. Mr. Daraviras is Co-President of Leucadia Asset Management and a Managing Director of Jefferies. Prior to 2014, Mr. Daraviras had been employed with Jefferies Capital Partners, LLC or its predecessors since 1996. Mr. Daraviras has served on the board of Fiesta Restaurant Group since April 2011 and currently serves on the Corporate Governance and Nominating Committees. He also serves on several boards of directors of private portfolio companies of Jefferies. We believe that Mr. Daraviras brings significant experience with the strategic, financial and operational issues of companies in connection with his service on the boards of a number of his firm’s past and current portfolio companies.

Scott Kelly has served on our board of directors since March 2021. He served as director of Landcadia II from May 12, 2020 through the consummation of the GNOG business combination and continued as a director on the board of GNOG Inc. following the GNOG Business Combination until its merger with DraftKings Inc. in May 2022 and served as director of Landcadia III from October 8, 2020 until the consummation of the Hillman business combination. Mr. Kelly is a former NASA astronaut and retired U.S. Navy Captain, U.S. spaceflight record holder and an experienced test pilot having logged more than 15,000 hours of flight time in more than 40 different aircraft and spacecraft. A former fighter pilot, Mr. Kelly flew the F-14 Tomcat aboard the aircraft carrier, USS Dwight D. Eisenhower. Mr. Kelly was selected by NASA as an astronaut in 1996. A veteran of four space flights, he piloted Space Shuttle Discovery to the Hubble space telescope in 1999 and, subsequently, commanded Space Shuttle Endeavor on a mission to the International Space Station in 2007. His long-duration space flight experience includes two flights on the Russian Soyuz spacecraft, launching and landing from Kazakhstan and two stays aboard the International Space Station as commander, the first a 159-day mission in 2010-2011 followed by his recorded-breaking 340-day mission to the international space station in 2015. During his year-long mission, known worldwide as the “Year In Space,” he conducted three spacewalks before returning home in March 2016. Mr. Kelly has received many awards and honors, including the Defense Superior Service Medal, the Legion of Merit and Distinguished Flying Cross. Mr. Kelly also was recognized at the 2015 State of the Union Address by U.S. President Barack Obama. Mr. Kelly is a Fellow of the Society of Experimental Test Pilots and a member of the Association of Space Explorers. Mr. Kelly was appointed Champion for Space by the United Nations Office for Outer Space Affairs. Mr. Kelly serves on the audit and compliance committees of Golden Nugget Atlantic City, LLC, an indirect subsidiary of FEI. Since his departure from NASA in April 2016, Mr. Kelly founded Mach 25 LLC, through which he has been active as a motivational speaker and author. In 2016, he published a New York Times bestseller memoir, “Endurance” and a children’s picture book; more recently, he published “Infinite Wonder,” a collection of extraordinary images he photographed aboard international space station, also a New York Times bestseller. We believe Mr. Kelly is well-qualified to serve on our board of directors due to his extensive and unique leadership experience.

Dona Cornell has served on our board of directors since March 2021. She served as director of Landcadia III from January 6, 2021 until the consummation of the Hillman business combination. She has served as the Vice President for Legal Affairs and General Counsel at the University of Houston since June 2002, where she is responsible for all legal related issues involving business, financial, student and academic affairs throughout the University of Houston System and the four component campuses. Ms. Cornell is also a member of the Chancellor and President’s Executive Cabinet, which addresses all management and strategic initiatives of the University of Houston System and reports directly to the Chancellor. Additionally, Ms. Cornell serves as counsel and advisor to the Board of Regents with oversight of the Board Office. Matters that Ms. Cornell handles at the University of Houston include complex transactions, international collaborations and programs, endowment and investment matters as well as collaboration with internal audit to ensure audit and compliance matters are being addressed appropriately. The compliance group for the main University of Houston campus reports directly to Ms. Cornell, and she meets with the audit and compliance group of the University of Houston System weekly to provide advice and counsel, including setting the agenda for the Audit Committee meetings. Previously, Ms. Cornell served as Deputy Chief of General Litigation Division of the Office of Texas Attorney General, as a shareholder in the Austin-based law firm Morehead, Jordan & Carmona, and as the President of the Houston Chapter of Texas General Counsel Forum. Ms. Cornell is currently a member of the Houston Bar Association and the National Association of College and University Attorneys. Ms. Cornell regularly speaks at state and national conferences on ethics, governance and higher education law. Ms. Cornell earned her undergraduate and law degrees from the University of Texas at Austin and is licensed to practice law throughout Texas and in U.S. District Courts for the Northern, Southern, Eastern and Western Districts of Texas and the U.S. Court of Appeals for the Fifth Circuit.

Michael S. Chadwick has served on our board of directors since March 2022. Mr. Chadwick has been a director of Golden Nugget Online Gaming, Inc. since May 2019. He was previously a director of Landcadia I. from May 8, 2017 through the consummation of the Waitr business combination. Mr. Chadwick has been in the commercial, investment and merchant banking businesses since 1975. Additionally, since April 2018, Mr. Chadwick has served as Managing Director and Principal of Chadwick Capital Advisors, LLC. Previously, since June 2017, he operated as an independent contractor serving as Managing Director and Principal of SLCA Capital, LLC, a registered broker dealer and member of FINRA and SIPC. Mr. Chadwick has arranged private and public debt and equity capital and has provided financial advisory services relating to merger and acquisition activity, for numerous public and privately held companies across a broad spectrum of industries for over 45 years. Mr. Chadwick was most recently a Managing Director of Shoreline Capital Advisors, Inc. from 2011 to 2017. He was a Managing Director at Growth Capital Partners, LP during 2010. From 1994 through 2009, Mr. Chadwick was a Senior Vice President and Managing Director of Sanders Morris Harris Group, Inc. (“SMHG”), which at that time was the largest investment banking firm headquartered in the Southwest. Prior to SMHG, Mr. Chadwick in 1988 co-founded Chadwick, Chambers and Associates, Inc., an investment and merchant banking boutique specializing in providing traditional corporate finance services and, in select situations, sponsoring financial transactions as principal. Mr. Chadwick has served on numerous boards of directors of both private and public companies, including service as the chairman of the audit committee of Landry’s Inc. when it was a public company. Presently, he serves on the boards of directors of Moody-Price, LLC, Trophy Windows, LLC, Lone Star Industrial Materials, LLC, Landry’s Inc. and the audit and compliance committees for Golden Nugget Atlantic City, LLC, as well as on the Board of Trustees of the Harris County Hospital District Foundation. We believe Mr. Chadwick is qualified to serve as a director due to his leadership in the entertainment and dining industries, as well as his extensive business and financial experience in commercial, investment and merchant banking.

Corporate Governance

Number and Terms of Office of Officers and Directors

Our Board is divided into three classes with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual meeting of stockholders) serving a three-year term. The term of office of the first class of directors, consisting of Mr. Kelly, will expire at the special meeting. The term of office of the second class of directors, consisting of Mr. Handler and Mr. Chadwick, will expire at the second annual meeting of stockholders (or special meeting in lieu thereof). The term of office of the third class of directors, consisting of Mr. Fertitta and Ms. Cornell, will expire at the third annual meeting of stockholders (or special meeting in lieu thereof).

Our officers are appointed by the board of directors and serve at the discretion of the board of directors, rather than for specific terms of office. Our board of directors is authorized to appoint persons to the offices set forth in our bylaws as it deems appropriate. Our bylaws provide that our officers may consist of a Chairman or Co-Chairmen of the Board, Chief Executive Officer, Chief Financial Officer, President, Vice Presidents, Secretary, Treasurer, Assistant Secretaries and such other offices as may be determined by the board of directors.

Board Leadership Structure and Role in Risk Oversight

The leadership of our Board is structured so that it is led by two Co-Chairmen. Mr. Fertitta is one of the two Co-Chairmen, and he is also our Chief Executive Officer. Mr. Handler is the other Co-Chairman of our Board. Our Board believes that combining the roles of Chairman and Chief Executive Officer helps provide strong and consistent leadership for our management team and our Board. If the Board convenes for a meeting, the non-management directors will meet in executive session if the circumstances warrant. Given the composition of the Board with a strong slate of independent directors, the Board does not believe that it is necessary to formally designate a lead independent director at this time, although it may consider appointing a lead independent director if the circumstances change.

The Board’s oversight of risk is administered directly through the Board, as a whole, or through its audit committee. Various reports and presentations regarding risk management are presented to the Board to identify and manage risk. The audit committee addresses risks that fall within the committee’s area of responsibility. For example, the audit committee is responsible for overseeing the quality and objectivity of financial statements and the independent audit thereof. Management furnishes information regarding risk to the Board as requested.

Director Independence

Nasdaq listing standards require that a majority of our board of directors be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our Board has determined that Mr. Scott Kelly, Ms. Dona Cornell and Mr. Michael S. Chadwick are “independent directors” as defined in the Nasdaq listing standards and applicable SEC rules. Our independent directors have regularly scheduled meetings at which only independent directors are present.

Committees of the Board of Directors

Our Board has two standing committees: an audit committee and a compensation committee. Subject to phase-in rules and a limited exception, Nasdaq rules and Rule 10A-3 of the Exchange Act require that the audit committee of a listed company be comprised solely of independent directors, and Nasdaq rules require that the compensation committee of a listed company be comprised solely of independent directors.

Audit Committee

We have established an Audit Committee of the Board (the “Audit Committee”). Mr. Chadwick, Mr. Kelly and Ms. Cornell serve as members of our Audit Committee, and Mr. Chadwick chairs the Audit Committee. Under the Nasdaq listing standards and applicable SEC rules, we are required to have at least three members of the Audit Committee, all of whom must be independent. Mr. Chadwick, Mr. Kelly and Ms. Cornell meet the independent director standard under Nasdaq listing standards and under Rule 10-A-3(b)(1) of the Exchange Act. Because our securities are listed on Nasdaq, we had one year from the date of our listing to have our Audit Committee be comprised solely of independent members. Prior to Mr. Chadwick’s appointment, Mr. Fertitta served on the Audit Committee as member and chairperson.

Each member of the Audit Committee is financially literate and our board has determined that Mr. Chadwick qualifies as an “audit committee financial expert” as defined in applicable SEC rules.

The principal functions of the Audit Committee, include:

●	the appointment, compensation, retention, replacement, and oversight of the work of the independent registered public accounting firm engaged by us;

●	pre-approving all audit and permitted non-audit services to be provided by the independent registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

●	reviewing and discussing with the independent auditors all relationships the auditors have with us in order to evaluate their continued independence;

●	setting clear hiring policies for employees or former employees of the independent registered public accounting firm, including but not limited to, as required by applicable laws and regulations;

●	setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

●	obtaining and reviewing a report, at least annually, from the independent registered public accounting firm describing (i) the independent registered public accounting firm’s internal quality-control procedures, (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues and (iii) all relationships between the independent registered public accounting firm and us to assess the independent registered public accounting firm’s independence;

●	reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

●	reviewing with management, the independent registered public accounting firm, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Audit Committee Report*

The Audit Committee assists the Board with its oversight responsibilities regarding the Company’s financial reporting process. Management is responsible for the preparation, presentation and integrity of the Company’s financial statements and the reporting process, including the Company’s accounting policies, internal control over financial reporting and disclosure controls and procedures. Marcum LLP, the Company’s independent registered public accounting firm (“Marcum”), is responsible for performing an audit of the Company’s financial statements.

We have reviewed and discussed with Marcum the overall scope and plans of their audit. We met with Marcum, with and/or without Management present, to discuss the results of its examinations, its evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

With regard to the fiscal year ended December 31, 2021, the Audit Committee (i) reviewed and discussed with Management the Company’s audited financial statements as of December 31, 2021, and for the year then ended; (ii) discussed with Marcum the matters required by Public Company Accounting Oversight Board (the “PCAOB”) and the SEC; (iii) received the written disclosures and the letter from Marcum required by applicable requirements of the PCAOB regarding Marcum communications with the Audit Committee regarding independence; and (iv) discussed with Marcum their independence.

Based on the review and discussions described above, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, for filing with the SEC.

Michael S. Chadwick (Chair)

Scott Kelly

Dona Cornell

*	The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act, or the Exchange Act.[1]

Compensation Committee

We have established a compensation committee of Board (the “Compensation Committee”). Mr. Kelly and Ms. Cornell serve as members of our Compensation Committee. Under the Nasdaq listing standards and applicable SEC rules, we are required to have at least two members of the compensation committee, all of whom must be independent. Mr. Kelly and Ms. Cornell are independent and Mr. Kelly chairs the Compensation Committee.

The principal functions of the Compensation Committee, include:

●	reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, if any is paid by us, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

●	reviewing and approving on an annual basis the compensation, if any is paid by us, of all of our other officers;

●	reviewing on an annual basis our executive compensation policies and plans;

●	implementing and administering our incentive compensation equity-based remuneration plans;

●	assisting management in complying with our proxy statement and annual report disclosure requirements;

●	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our officers and employees;

●	if required, producing a report on executive compensation to be included in our annual proxy statement; and

●	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

Director Nominations

We do not have a standing nominating committee, though we intend to form a corporate governance and nominating committee as and when required to do so by law or Nasdaq rules. In accordance with Rule 5605 of the Nasdaq rules, a majority of the independent directors may recommend a director nominee for selection by the board of directors, subject to the phase-in rules of Nasdaq listing standards. The board of directors believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. The directors who will participate in the consideration and recommendation of director nominees are Ms. Cornell, Mr. Chadwick and Mr. Kelly. Mr. Kelly, Mr. Chadwick and Ms. Cornell are each an independent director. As there is no standing nominating committee, we do not have a nominating committee charter in place.

The board of directors will also consider director candidates recommended for nomination by our stockholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of stockholders (or, if applicable, a special meeting of stockholders). Our stockholders who wish to nominate a director for election to our board of directors should follow the procedures set forth in our bylaws.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, our board of directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders.

Committee Meetings and Attendance

During the fiscal year ended December 31, 2021, there were no regularly scheduled or special meetings of the Board and the Board acted by unanimous written consent in lieu of a meeting three times.

During the fiscal year ended December 31, 2021, there were five regularly scheduled or special meetings of the Audit Committee and the Audit Committee did not act by unanimous written consent in lieu of a meeting.

During the fiscal year ended December 31, 2021, there were no regularly scheduled or special meetings of the Compensation Committee and the Compensation Committee did not act by unanimous written consent in lieu of a meeting.

No director attended fewer than 75% of the aggregate of the total number of meetings of Board or the committees on which he or she served.

We encourage all of our directors to attend our annual meetings of stockholders. The special meeting will be the first annual or special meeting of stockholders of the Company.

Compensation Committee Interlocks and Insider Participation

None of our officers currently serves, or in the past year has served, as a member of the compensation committee of any entity that has one or more officers serving on our Board.

Communication with Directors

Our Board has established a process for stockholders to send communications to the board of directors. Stockholders may communicate with our Board generally or a specific director at any time by writing to the Company’s General Counsel and Secretary, c/o Landcadia Holdings III, Inc., 1510 West Loop South, Houston, Texas 77027. We will review all messages received, and forward any message that reasonably appears to be a communication from a stockholder about a matter of stockholder interest that is intended for communication to our Board. Communications are sent as soon as practicable to the director to whom they are addressed, or if addressed to our Board generally, to the Co-Chairmen of our Board. Because other appropriate avenues of communication exist for matters that are not of stockholder interest, such as general business complaints or employee grievances, communications that do not relate to matters of stockholder interest are not forwarded to our Board.

Code of Ethics

We have adopted a Code of Ethics applicable to our directors, officers and employees. We have previously filed a copy of our Code of Ethics and our audit and compensation committee charters as exhibits to the registration statement in connection with our Public Offering. You may review these documents by accessing our public filings at the SEC’s web site at www.sec.gov. In addition, a copy of the Code of Ethics will be provided without charge upon request from us.

Executive Officer and Director Compensation

During the year ended December 31, 2021, none of our officers received any cash compensation for services rendered to us. We will pay each of our independent directors $100,000 at the closing of our business combination for services rendered as a board member prior to the completion of our business combination and may pay, at the closing of our business combination, a customary financial advisory fee to an affiliate of JFG in an amount that constitutes a market standard financial advisory fee for comparable transactions. Commencing on March 29, 2021, we have agreed to pay Fertitta Entertainment, Inc. (an affiliate of TJF) a total of $20,000 per month for office space, utilities and secretarial and administrative support. Upon completion of our business combination or our liquidation, we will cease paying these monthly fees. No compensation of any kind, including any finder’s fee, reimbursement, consulting fee or monies in respect of any payment of a loan, will be paid by us to our officers and directors prior to, or in connection with any services rendered in order to effectuate, the consummation of our business combination (regardless of the type of transaction that it is). However, these individuals and entities will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combination. We do not have a policy that prohibits our Sponsors, executive officers or directors, or any of their respective affiliates, from negotiating for the reimbursement of out-of-pocket expenses by a target business. Our Audit Committee reviews on a quarterly basis all payments that were made to our Sponsors, officers or directors, or our or their affiliates. Any such payments prior to a business combination will be made using funds held outside the trust account. Other than quarterly Audit Committee review of such payments, we do not have any additional controls in place governing our reimbursement payments to our directors and executive officers for their out-of-pocket expenses incurred in connection with identifying and consummating a business combination.

After the completion of our business combination, directors or members of our management team who remain with us may be paid consulting or management fees from the combined company. All of these fees will be fully disclosed to stockholders, to the extent then known, in the proxy solicitation materials or tender offer documents furnished to our stockholders in connection with a proposed business combination. We have not established any limit on the amount of such fees that may be paid by the combined company to our directors or members of management. It is unlikely the amount of such compensation will be known at the time of the proposed business combination, because the directors of the post-combination business will be responsible for determining officer and director compensation. Any compensation to be paid to our officers will be determined, or recommended to the board of directors for determination, either by a compensation committee constituted solely by independent directors or by a majority of the independent directors on our board of directors.

We do not intend to take any action to ensure that members of our management team maintain their positions with us after the consummation of our business combination, although it is possible that some or all of our officers and directors may negotiate employment or consulting arrangements to remain with us after our business combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management’s motivation in identifying or selecting a target business but we do not believe that the ability of our management to remain with us after the consummation of our business combination will be a determining factor in our decision to proceed with any potential business combination. We are not party to any agreements with our officers and directors that provide for benefits upon termination of employment. We have no compensation plans under which equity securities are authorized for issuance.

Family Relationships

There are no family relationships among any of the Company’s directors and executive officers.

Legal Proceedings

There is no material litigation, arbitration or governmental proceeding currently pending against the Company or any members of its management team in their capacity as such, and the Company and the members of its management team have not been subject to any such proceeding in the 12 months preceding the date of this proxy statement.

There is no material litigation, arbitration or governmental proceeding to which any director or officer, or any associate of any such director or officer, is a party adverse to the Company or has a material interest adverse to the Company.

Hedging Policy

Our directors, officers and employees are prohibited from engaging in hedging or monetization transactions, including through the use of financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds, related to the Company’s securities.

Conflicts of Interest

Our Sponsors or their affiliates may compete with us for business combination opportunities. If these entities decide to pursue any such opportunity, we may be precluded from procuring such opportunities. In addition, investment ideas generated within our Sponsors may be suitable for both us and for another entity and may be directed to such entity rather than to us. Neither our Sponsors nor members of our management team who are also employed by our Sponsors have any obligation to present us with any opportunity for a potential business combination of which they become aware, unless presented to such member solely in his or her capacity as an officer of the Company. Our Sponsors and/or our management, in their capacities as employees of our Sponsors or in their other endeavors, currently are required to present certain investment opportunities and potential business combinations to the various related entities described above, or third parties, before they present such opportunities to us. Our Sponsors and our management may have similar obligations to additional entities or third parties.

Each of our officers and directors presently has, and any of them in the future may have additional, fiduciary or contractual obligations to other entities pursuant to which such officer or director is or will be required to present a business combination opportunity. Accordingly, if any of our officers or directors becomes aware of a business combination opportunity which is suitable for an entity to which he or she has then-current fiduciary or contractual obligations to present the opportunity to such entity, he or she will honor his or her fiduciary or contractual obligations to present such opportunity to such entity. We believe, however, that the fiduciary duties or contractual obligations of our officers or directors will not materially affect our ability to complete our initial business combination, as we believe any such opportunities presented would be smaller than what we are interested in, in different fields than what we would be interested in, or to entities that are not themselves in the business of engaging in business combinations. Our charter provides that we renounce our interest in any corporate opportunity offered to any director or officer unless such opportunity is expressly offered to such person solely in his or her capacity as a director or officer of our Company and such opportunity is one we are legally and contractually permitted to undertake and would otherwise be reasonable for us to pursue, and to the extent the director or officer is permitted to refer that opportunity to us without violating another legal obligation.

Potential investors should also be aware of the following other potential conflicts of interest:

●	None of our officers or directors is required to commit his or her full time to our affairs and, accordingly, may have conflicts of interest in allocating his or her time among various business activities.

●	In the course of their other business activities, our officers and directors may become aware of investment and business opportunities which may be appropriate for presentation to us, as well as the other entities with which they are affiliated. Our management may have conflicts of interest in determining to which entity a particular business opportunity should be presented.

●	Our Sponsors, officers, directors and JUSH have agreed to waive their redemption rights with respect to any founder shares and any public shares held by them in connection with the consummation of our initial business combination. Additionally, our Sponsors, officers, directors and JUSH have agreed to waive their redemption rights with respect to any founder shares held by them if we fail to consummate our initial business combination by the Current Outside Date (or the Extended Date if the Extension Amendment is implemented). If we do not complete our initial business combination within such applicable time period, the proceeds of the sale of the private placement warrants held in the trust account will be used to fund the redemption of our public shares, and the private placement warrants will expire worthless. With certain limited exceptions, the founder shares are not transferable, assignable or saleable until the earlier of: (A) one year after the completion of our initial business combination or (B) subsequent to our initial business combination, (x) if the reported closing price of our Class A common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30—trading day period commencing at least 150 days after our initial business combination, or (y) the date on which we complete a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of our stockholders having the right to exchange their shares of common stock for cash, securities or other property. With certain limited exceptions, the private placement warrants and the Class A common stock underlying such private placement warrants, are not transferable, assignable or saleable or their permitted transferees until 30 days after the completion of our initial business combination. Since our Sponsors, officers and directors and JUSH may directly or indirectly own common stock and warrants, our officers and directors may have a conflict of interest in determining whether a particular target business is an appropriate business with which to effectuate our initial business combination.

●	Our officers and directors may have a conflict of interest with respect to evaluating a particular business combination if the retention or resignation of any such officers and directors was included by a target business as a condition to any agreement with respect to our initial business combination.

●	Our Sponsors, officers, directors or JUSH may have a conflict of interest with respect to evaluating a business combination and financing arrangements because if we do not complete a business combination, the Company will only repay TJF and JUSH the principal outstanding under the A&R Convertible Notes using funds, if any, held outside the trust account, and any value associated with the option to convert up to an aggregate amount of $1,500,000, into private placement-equivalent warrants, at a conversion price of $1.50 per warrant, with each warrant entitling the holder to purchase one share of Class A common stock at a price of $11.50 per share, subject to the same adjustments applicable to the private placement warrants sold concurrently with the Company’s IPO will be worthless. As of September 30, 2022, the Company had borrowed $751,856 from each of TJF and JUSH, or $1,503,712 in the aggregate, under the A&R Convertible Notes. If the Extension Amendment is implemented, the Company, TJF and JUSH intend to amend the A&R Convertible Notes to extend the Maturity Date to the earlier of (i) September 29, 2023 and (ii) the effective date of a business combination.

The conflicts described above may not be resolved in our favor.

In general, officers and directors of a corporation incorporated under the laws of the State of Delaware are required to present business opportunities to a corporation if:

●	the corporation could financially undertake the opportunity;

●	the opportunity is within the corporation’s line of business; and

●	it would not be fair to the corporation and its stockholders for the opportunity not to be brought to the attention of the corporation.

Accordingly, as a result of multiple business affiliations, our officers and directors may have similar legal obligations relating to presenting business opportunities meeting the above-listed criteria to multiple entities. Furthermore, our charter provides that we renounce our interest in any corporate opportunity offered to any director or officer unless such opportunity is expressly offered to such person solely in his or her capacity as a director or officer of our Company and such opportunity is one we are legally and contractually permitted to undertake and would otherwise be reasonable for us to pursue, and to the extent the director or officer is permitted to refer that opportunity to us without violating another legal obligation.

Below is a table summarizing the entities to which our officers, directors and director nominees currently have fiduciary duties or contractual obligations:

Individual	Entity	Entity’s Business	Affiliation
Tilman J. Fertitta(1)	Fertitta Entertainment, Inc. and its affiliates and wholly owned subsidiaries(2)	Dining, hospitality, NBA Team, entertainment and gaming company	Sole Shareholder, Chairman and Chief Executive Officer

	Fertitta Hospitality, LLC and its affiliates and wholly owned subsidiaries(3)	Dining and hospitality company	Member and President

	DraftKings Inc.(2)	Online Gaming	Director

Richard Handler(1)	Jefferies Financial Group Inc. (f/k/a Leucadia National Corporation) and its affiliates and wholly owned subsidiaries(2)	Diversified holding company	Director and Chief Executive Officer

Richard H. Liem(1)	Fertitta Entertainment, Inc. and its affiliates and wholly owned subsidiaries(2)	Dining, hospitality, NBA Team, entertainment and gaming company	Director, Executive Vice President and Principal Accounting Officer

Steven L. Scheinthal(1)	Fertitta Entertainment, Inc. and its affiliates and wholly owned subsidiaries(2)	Dining, hospitality, NBA Team, entertainment and gaming company	Director, Executive Vice President and General Counsel

	Fertitta Hospitality, LLC and its wholly owned subsidiaries(3)	Dining and hospitality company	Secretary

	Waitr Holdings Inc.(2)	Food ordering and delivery company	Director

Nicholas Daraviras(1)	Jefferies Financial Group Inc. (f/k/a Leucadia National Corporation) and its affiliates and wholly owned subsidiaries(2)	Diversified holding company	Managing Director

	Fiesta Restaurant Group(2)	Restaurant operator and franchisor	Director

Scott Kelly	Golden Nugget Atlantic City, LLC(2)	Gambling	Member of audit and compliance committees

Dona Cornell	University of Houston(2)	Education	Vice President for Legal Affairs and General Counsel

Michael S. Chadwick(1)	Chadwick Capital Advisors, LLC(2)	Investment banking services	Managing Director and Principal

	Landry’s, Inc.(2)	Dining and hospitality company	Director

	Moody-Price, LLC(2)	Distribution of instrumentation, filtration, measurement and control and high pressure products	Director

	Trophy Windows, LLC(2)	Window manufacturer	Director

	Lone Star Industrial Materials, LLC(2)	Materials manufacturer	Director

	Golden Nugget Atlantic City, LLC(2)	Gambling	Member of audit and compliance committees

(1)	Each of the entities listed in this table has priority and preference relative to the Company with respect to the performance by each individual listed in this table of his obligations and the presentation by each such individual of business opportunities.

(2)	Represents a fiduciary duty with respect to each of the listed companies.

(3)	Represents a contractual duty with respect to each of the listed companies.

Accordingly, if any of the above executive officers or directors becomes aware of a business combination opportunity which is suitable for any of the above entities to which he has current fiduciary or contractual obligations, he will honor his fiduciary or contractual obligations to present such business combination opportunity to such entity, and only present it to us if such entity rejects the opportunity. We do not believe, however, that any of the foregoing fiduciary duties or contractual obligations will materially affect our ability to complete our initial business combination.

We are not prohibited from pursuing an initial business combination with a company that is affiliated with our Sponsors, officers or directors. In the event we seek to complete our initial business combination with such a company, we, or a committee of independent directors, would obtain an opinion from an independent investment banking firm that is a member of FINRA or from an independent accounting firm, that such an initial business combination is fair to our company from a financial point of view.

In the event that we submit our initial business combination to our public stockholders for a vote, pursuant to the letter agreements, our Sponsors, officers, directors and JUSH have agreed to vote any founder shares held by them and any public shares purchased during or after the IPO (including in open market and privately-negotiated transactions) in favor of our initial business combination.

See the section entitled “The Extension Amendment — Interests of the Company’s Directors and Officers” for a discussion of the financial and personal interests of our directors and officers that may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its stockholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that stockholders vote for the proposals.

Limitation on Liability and Indemnification of Officers and Directors

Our charter provides that our officers and directors will be indemnified by us to the fullest extent authorized by Delaware law, as it now exists or may in the future be amended. In addition, our charter provides that our directors will not be personally liable for monetary damages to us or our stockholders for breaches of their fiduciary duty as directors, unless they violated their duty of loyalty to us or our stockholders, acted in bad faith, knowingly or intentionally violated the law, authorized unlawful payments of dividends, unlawful stock purchases or unlawful redemptions, or derived an improper personal benefit from their actions as directors.

We have entered into agreements with our officers and directors to provide contractual indemnification in addition to the indemnification provided for in our charter. Our bylaws also permit us to secure insurance on behalf of any officer, director or employee for any liability arising out of his or her actions, regardless of whether Delaware law would permit such indemnification. We have purchased a policy of directors’ and officers’ liability insurance that insures our officers and directors against the cost of defense, settlement or payment of a judgment in some circumstances and insures us against our obligations to indemnify our officers and directors. Except with respect to any public shares they acquired in the Public Offering or thereafter (in the event we do not consummate an initial business combination), our officers and directors have agreed to waive (and any other persons who may become an officer or director prior to the initial business combination will also be required to waive) any right, title, interest or claim of any kind in or to any monies in the trust account, and not to seek recourse against the trust account for any reason whatsoever, including with respect to such indemnification.

These provisions may discourage stockholders from bringing a lawsuit against our directors for breach of their fiduciary duty. These provisions also may have the effect of reducing the likelihood of derivative litigation against officers and directors, even though such an action, if successful, might otherwise benefit us and our stockholders. Furthermore, a stockholder’s investment may be adversely affected to the extent we pay the costs of settlement and damage awards against officers and directors pursuant to these indemnification provisions.

We believe that these provisions, the directors’ and officers’ liability insurance and the indemnity agreements are necessary to attract and retain talented and experienced officers and directors.

Independent Public Accountant

Marcum has audited our financial statements for the period from August 13, 2020 (inception) through December 31, 2020 and the fiscal year ended December 31, 2021. A representative of Marcum is not expected to be present at the special meeting; however, if a representative is present, they will have the opportunity to make a statement if they desire to do so and are not expected to be available to respond to appropriate questions. The following is a summary of fees paid or to be paid to Marcum for services rendered.

	For the Year ended	For the Year ended
	December 31, 2021	December 31, 2020
Audit Fees (1)	$35,083	$—
Audit-Related Fees (2)	$36,050	$—
Tax Fees (3)	$—	$—
All Other Fees (4)	$—	$—
Total	$71,133	$—

(1)	Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings.
(2)	Audit-Related Fees. Audit-related fees consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our year-end financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.
(3)	Tax Fees. Tax fees consist of fees billed for professional services relating to tax compliance, tax planning and tax advice.
(4)	All Other Fees. All other fees consist of fees billed for all other services.

Pre-Approval Policy

Our Audit Committee was formed upon the consummation of our IPO. As a result, the Audit Committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our Audit Committee were approved by our Board. Since the formation of our Audit Committee, and on a going-forward basis, the Audit Committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the Audit Committee prior to the completion of the audit).

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

TJF and JUSH each own 50.0% of the 12,500,000 issued and outstanding founder shares. The total number of founder shares represents 20% of the outstanding shares as of the record date, November 9, 2022. The founder shares (including the Class A common stock issuable upon exercise thereof) may not, subject to certain limited exceptions, be transferred, assigned or sold by the holders at this time.

Our Sponsors purchased an aggregate of 8,333,333 private placement warrants for a purchase price of $1.50 per warrant ($12,500,000 in the aggregate) in a private placement that occurred simultaneously with the closing of IPO. On December 1, 2021, JFG contributed all 4,166,666 private placement warrants held by it to Jefferies Group LLC, a wholly-owned subsidiary of JFG. Immediately thereafter, Jefferies Group LLC contributed all 4,166,666 private placement warrants to JUSH, a wholly owned subsidiary of Jefferies Group LLC. As of the record date, JUSH and TJF each owned 4,166,666 private placement warrants. Each private placement warrant entitles the holder thereof to purchase one share of our Class A common stock at a price of $11.50 per share. The private placement warrants (including the Class A common stock issuable upon exercise thereof) are not transferable, assignable or salable until 30 days after the completion of the business combination and they are non-redeemable so long as they are held by the Sponsors, JUSH or their permitted transferees. If the private placement warrants are held by someone other than the Sponsors, JUSH or their permitted transferees, the private placement warrants will be redeemable by the Company and exercisable by such holders on the same basis as the warrants included in the units sold in the IPO. Otherwise, the private placement warrants have terms and provisions that are identical to those of the public warrants except that the private placement warrants may be exercised on a cashless basis. If the Company does not complete a business combination, then the proceeds of the private placement will be part of the liquidating distribution to the public stockholders and the private placement warrants issued to the Sponsors will expire worthless.

As more fully discussed in the section of this proxy statement entitled “Directors, Executive Officers and Corporate Governance — Conflicts of Interest,” if any of our officers or directors becomes aware of an initial business combination opportunity that falls within the line of business of any entity to which he or she has then-current fiduciary or contractual obligations, he or she will honor his or her fiduciary or contractual obligations to present such business combination opportunity to such other entity. Our officers and directors currently have certain relevant fiduciary duties or contractual obligations that may take priority over their duties to us.

We have agreed to pay Fertitta Entertainment, Inc. (an affiliate of TJF) a total of $20,000 per month for office space, utilities and secretarial and administrative support ending on the earlier of the completion of a business combination or March 29, 2023, if the Company is unable to complete a business combination by such date.

We will pay each of our independent directors $100,000 at the closing of our initial business combination for services rendered as a board member prior to the completion of our initial business combination and may pay, at the closing of our initial business combination, a customary financial advisory fee to an affiliate of JFG in an amount that constitutes a market standard financial advisory fee for comparable transactions. Other than the foregoing, no compensation of any kind, including any finder’s fee, reimbursement, consulting fee or monies in respect of any payment of a loan, will be paid by us to our Sponsors, officers and directors, or any affiliate of one of our Sponsors or officers, prior to, or in connection with any services rendered in order to effectuate, the consummation of an initial business combination (regardless of the type of transaction that it is). However, we are not prohibited from engaging an affiliate of JFG, one of our Sponsors, or its affiliates as financial advisors in connection with our initial business combination and paying a customary financial advisory fee in an amount that constitutes a market standard financial advisory fee for comparable transactions, although we are not under any contractual obligation, and have no present intent, to do so. However, these individuals and entities will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. We do not have a policy that prohibits our Sponsors, executive officers or directors, or any of their respective affiliates, from negotiating for the reimbursement of out-of-pocket expenses by a target business. Our Audit Committee reviews on a quarterly basis all payments that were made to our Sponsors, officers, directors or our or any of their affiliates and will determine which expenses and the amount of expenses that will be reimbursed. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on our behalf.

On May 10, 2021, the Company issued the Convertible Notes to both TJF and JFG, pursuant to which the Company could borrow up to $750,000 from each of TJF and JFG, or an aggregate of $1,500,000, for ongoing expenses reasonably related to the business of the Company and the consummation of a business combination. On December 1, 2021, JFG assigned all of its rights and obligations under the Convertible Notes to Jefferies Group LLC, and Jefferies Group LLC immediately transferred all of its rights and obligations under the Convertible Notes to JUSH. On July 22, 2022, the Company, TJF and JUSH amended and restated the Convertible Notes to increase the maximum amount the Company may borrow from each of TJF and JUSH to $1,000,000, or an aggregate of $2,000,000. All unpaid principal under the A&R Convertible Notes will be due and payable in full on the Maturity Date. TJF and JUSH each have the option, at any time on or prior to the Maturity Date, to convert any amounts outstanding under their respective A&R Convertible Note, up to an aggregate amount of $1,500,000, into warrants to purchase shares of the Company’s Class A common stock, at a conversion price of $1.50 per warrant, with each warrant entitling the holder to purchase one share of Class A common stock at a price of $11.50 per share, subject to the same adjustments applicable to the private placement warrants sold concurrently with the Company’s IPO. As of September 30, 2022, the Company had borrowed $751,856 from each of TJF and JUSH, or $1,503,712 in the aggregate, under the A&R Convertible Notes. If the Extension Amendment is implemented, the Company, TJF and JUSH intend to amend the A&R Convertible Notes to extend the Maturity Date to the earlier of (i) September 29, 2023 and (ii) the effective date of a business combination.

After our initial business combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to our stockholders, to the extent then known, in the proxy solicitation materials or tender offer documents, as applicable, furnished to our stockholders. It is unlikely the amount of such compensation will be known at the time of distribution of such proxy solicitation materials or tender offer documents, as applicable, as it will be up to the directors of the post-combination business to determine executive and director compensation.

The holders of the founder shares, private placement warrants, warrants issuable upon conversion of the A&R Convertible Notes, shares of Class A common stock issuable upon conversion of the founder shares, private placement warrants or warrants issuable upon conversion of the A&R Convertible Notes are entitled to registration rights. These holders are entitled to make up to three demands, excluding short form registration demands, that the Company register such securities for sale under the Securities Act. In addition, these holders have ‘‘piggy-back’’ registration rights to include their securities in other registration statements filed by the Company. Notwithstanding the foregoing, JFG and JUSH may not exercise their demand and “piggyback” registration rights after five and seven years, respectively after the effective date of the registration statement relating to the IPO and may not exercise its demand rights on more than one occasion. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Related Party Policy

Prior to the consummation of our IPO, we adopted a Code of Ethics requiring us to avoid, wherever possible, all conflicts of interests, except under guidelines or resolutions approved by our board of directors (or the appropriate committee of our board) or as disclosed in our public filings with the SEC. Under our Code of Ethics, conflict of interest situations include any financial transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) involving the Company.

In addition, our Audit Committee, pursuant to a written charter that we adopted prior to the consummation of our IPO, is responsible for reviewing and approving related party transactions to the extent that we enter into such transactions. An affirmative vote of a majority of the members of the Audit Committee present at a meeting at which a quorum is present is required in order to approve a related party transaction. A majority of the members of the entire Audit Committee constitutes a quorum. Without a meeting, the unanimous written consent of all of the members of the Audit Committee is required to approve a related party transaction. We also require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

PRINCIPAL STOCKHOLDERS

The following table sets forth information regarding the beneficial ownership of our common stock as of November 9, 2022, the record date of the special meeting, by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•	each of our executive officers and directors; and

•	all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The following table does not reflect record or beneficial ownership of the public warrants or private placement warrants as these warrants are not exercisable within 60 days of the date of this proxy statement.

The beneficial ownership of our common stock is based on 62,500,000 shares of common stock issued and outstanding as of November 9, 2022, consisting of 50,000,000 shares of Class A common stock and 12,500,000 founder shares.

NAME AND ADDRESS OF BENEFICIAL OWNER(1)	NUMBER OF SHARES CLASS A COMMON STOCK BENEFICIALLY OWNED	APPROXIMATE PERCENTAGE OF OUTSTANDING SHARES OF CLASS A COMMON STOCK	NUMBER OF SHARES OF CLASS B COMMON STOCK BENEFICIALLY OWNED(2)	APPROXIMATE PERCENTAGE OF OUTSTANDING SHARES OF CLASS B COMMON STOCK	APPROXIMATE PERCENTAGE OF OUTSTANDING SHARES OF COMMON STOCK
Tilman J. Fertitta(2)	—	—	—	—	—
Richard Handler	—	—	—	—	—
Richard H. Liem	—	—	—	—	—
Steven L. Scheinthal	—	—	—	—	—
Nicholas Daraviras	—	—	—	—	—
Scott Kelly	—	—	—	—	—
Donna Cornell	—	—	—	—	—
Michael S. Chadwick	—	—	—	—	—
All officers and directors as a group (eight individuals)	—	—	—	—	—
Holders of more than 5% of the Company’s outstanding shares of common stock
TJF, LLC(2)	—	—	6,250,000	50.0%	10.0%
Jefferies US Holdings LLC (3)	—	—	6,250,000	50.0%	10.0%
Sculptor Capital Entities(4)	3,185,622	6.4%	—	—	5.1%

(1)	This table is based on 62,500,000 shares of common stock outstanding at November 9, 2022, of which 50,000,000 were Class A common stock and 12,500,000 were founder shares. Unless otherwise noted, the business address of each of the following entities or individuals is c/o Landcadia Holdings IV, Inc., 1510 West Loop South, Houston, Texas 77027.

(2)	TJF, LLC is the record holder of the shares reported herein. Interests shown consist solely of founder shares. Such shares are convertible into shares of Class A common stock on a one-for-one basis, subject to adjustment. Amounts exclude 4,166,666 shares underlying private placement warrants that will not become exercisable within 60 days of the date hereof. Tilman J. Fertitta owns and controls TJF, LLC and has voting and dispositive control over the shares held by TJF, LLC.
(3)	Jefferies US Holdings LLC, or JUSH, is the record holder of the shares reported herein. Amounts consist of 6,250,000 founder shares directly owned by JUSH, which are convertible into shares of Class A common stock on a one-for-one basis, subject to adjustment. Amount excludes 4,166,667 shares underlying private placement warrants held by JUSH that are not deemed exercisable within 60 days of the date hereof. Jefferies US Holdings LLC is a wholly-owned subsidiary of Jefferies Group LLC, which itself is a wholly-owned subsidiary of Jefferies Financial Group Inc. Jefferies Financial Group Inc., is a widely-held public company. The principal business address of Jefferies Financial Group Inc. is 520 Madison Avenue, New York, New York 10022.
(4)	According to a Schedule 13G filed on March 7, 2022, Sculptor Capital LP (“Sculptor”), a Delaware limited partnership, is the principal investment manager to a number of private funds and discretionary accounts (collectively, the “Accounts”). Sculptor Capital II LP (“Sculptor-II”), a Delaware limited partnership that is wholly owned by Sculptor, also serves as the investment manager to certain of the Accounts. The interests reported are held in the Accounts managed by Sculptor and Sculptor-II. Sculptor Capital Holding Corporation (“SCHC”), a Delaware corporation, serves as the general partner of Sculptor. Sculptor Capital Holding II LLC (“SCHC-II”), a Delaware limited liability company that is wholly owned by Sculptor, serves as the general partner of Sculptor-II. Sculptor Capital Management, Inc. (“SCU”), a Delaware limited liability company, is a holding company that is the sole shareholder of SCHC and the ultimate parent company of Sculptor and Sculptor-II. Sculptor Master Fund, Ltd. (“SCMF”) is a Cayman Islands company. Sculptor is the investment adviser to SCMF. Sculptor Special Funding, LP (“NRMD”) is a Cayman Islands exempted limited partnership that is wholly owned by SCMF. Sculptor Credit Opportunities Master Fund, Ltd. (“SCCO”) is a Cayman Islands company. Sculptor is the investment adviser to SCCO. Sculptor SC II LP (“NJGC”) is a Delaware limited partnership. Sculptor-II is the investment adviser to NJGC. Sculptor Enhanced Master Fund, Ltd. (“SCEN”) is a Cayman Islands company. Sculptor is the investment adviser to SCEN. Sculptor and Sculptor-II serve as the principal investment managers to the Accounts and thus may be deemed to be the beneficial owners of the Class A common stock of the Company held in the Accounts managed by Sculptor and Sculptor-II. SCHC-II serves as the sole general partner of Sculptor-II and is wholly owned by Sculptor. SCHC serves as the sole general partner of Sculptor. As such, SCHC may be deemed to control Sculptor and, therefore, may be deemed to be the beneficial owner of the interests reported. SCU is the sole shareholder of SCHC, and may be deemed to be the beneficial owner of the interests reported. The address of the principal business office of Sculptor, Sculptor-II, SCHC, SCHC-II, and SCU is 9 West 57 Street, 39 Floor, New York, NY 10019. The address of the principal business office of SCMF, SCEN, and SCCO is c/o State Street (Cayman) Trust, Limited, 1 Nexus Way—Suite #5203, PO Box 896, Helicona Courtyard, Camana Bay, Grand Cayman, KY1-1103, Cayman. The address of the principal business office of NRMD is c/o MaplesFS Limited, P.O. Box 1093, Queensgate House, Grand Cayman, KY1-1102, Cayman Islands. The address of the principal business office of NJGC is c/o The Corporation Trust Company 1209 Orange Street, Wilmington DE 19801.

TJF and JUSH beneficially own 20.0% of the issued and outstanding shares of our common stock. Because of this ownership block, the holders of our founder shares may be able to effectively influence the outcome of all matters requiring approval by our stockholders, including the election of directors, amendments to our charter and approval of significant corporate transactions, including approval of our initial business combination.

The holders of the founder shares have agreed (A) to vote any shares owned by them in favor of any proposed initial business combination and (B) not to redeem any shares in connection with a stockholder vote to approve a proposed initial business combination.

On August 13, 2020, JFG purchased 100% of the membership interest in the Company for $1,000. On January 28, 2021, the Company was converted from a limited liability company to a corporation and issued 5,727,000 founder shares in lieu of membership rights to its member. Then on February 2, 2021, the Company completed a 1:1.25 stock split of all the founder shares, resulting in total shares issued and outstanding of 7,187,500, all owned by JFG. On February 5, 2021, we issued 7,187,500 founder shares to TJF for $10,000. The total number of authorized shares of all classes of capital stock is 301,000,000, of which 240,000,000 shares are Class A common stock at par value $0.0001 per share; 60,000,000 shares are Class B common stock at par value $0.0001 per share; and 1,000,000 shares are preferred stock at par value $0.0001 per share. An aggregate of 1,875,000 founder shares were forfeited because the underwriters did not exercise their over-allotment option.

In connection with the consummation of the IPO, our Sponsors purchased an aggregate of 8,333,333 private placement warrants at a price of $1.50 per warrant (a purchase price of $12,500,000) in a private placement. Each private placement warrant entitles the holder to purchase of one share of Class A common stock at a price of $11.50 per share.

On December 1, 2021, JFG contributed all 6,250,000 founder shares and 4,166,666 private placement warrants held by it to Jefferies Group LLC, a wholly-owned subsidiary of JFG. Immediately thereafter, Jefferies Group LLC contributed all 6,250,000 founder shares and 4,166,666 private placement warrants to JUSH, a wholly owned subsidiary of Jefferies Group LLC. As of the record date, JUSH and TJF each owned 6,250,000 founder shares and 4,166,666 private placement warrants.

On May 10, 2021, the Company issued the Convertible Notes to both TJF and JFG, pursuant to which the Company could borrow up to $750,000 from each of TJF and JFG, or an aggregate of $1,500,000, for ongoing expenses reasonably related to the business of the Company and the consummation of a business combination. On December 1, 2021, JFG assigned all of its rights and obligations under the Convertible Notes to Jefferies Group LLC, and Jefferies Group LLC immediately transferred all of its rights and obligations under the Convertible Notes to JUSH. On July 22, 2022, the Company, TJF and JUSH amended and restated the Convertible Notes to increase the maximum amount the Company may borrow from each of TJF and JUSH to $1,000,000, or an aggregate of $2,000,000. All unpaid principal under the A&R Convertible Notes will be due and payable in full on the Maturity Date. TJF and JUSH each have the option, at any time on or prior to the Maturity Date, to convert any amounts outstanding under their respective A&R Convertible Note, up to an aggregate amount of $1,500,000, into warrants to purchase shares of the Company’s Class A common stock, at a conversion price of $1.50 per warrant, with each warrant entitling the holder to purchase one share of Class A common stock at a price of $11.50 per share, subject to the same adjustments applicable to the private placement warrants sold concurrently with the Company’s IPO. As of September 30, 2022, the Company had borrowed $751,856 from each of TJF and JUSH, or $1,503,712 in the aggregate, under the A&R Convertible Notes. If the Extension Amendment is implemented, the Company, TJF and JUSH intend to amend the A&R Convertible Notes to extend the Maturity Date to the earlier of (i) September 29, 2023 and (ii) the effective date of a business combination.

Our Sponsors and our executive officers and directors are deemed to be our “promoters” as such term is defined under the federal securities laws. See the sections entitled “Directors, Executive Officers and Corporate Governance — Conflicts of Interest” and “The Extension Amendment — Interests of the Company’s Directors and Officers” for additional information regarding our relationships with our promoters.

Changes in Control

None.

SUBMISSION OF STOCKHOLDER PROPOSALS FOR 2023 ANNUAL MEETING

We anticipate that the 2023 annual meeting of stockholders will be held no later than December 31, 2023. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2023 annual meeting of stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act. Such proposals must be received by the Company at its office at 299 Park Avenue, 21st Floor, New York, New York 10171 no later than September 16, 2023.

In addition, our bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. Notice of a nomination or proposal must be delivered to us not less than 90 days and not more than 120 days prior to the meeting; provided, however, that in the event that less than 70 days’ notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder must be received by us no later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs. Accordingly, for our 2023 annual meeting, assuming the meeting is held on or about December 15, 2023, notice of a nomination or proposal must be delivered to us no later than September 16, 2023 and no earlier than August 17, 2023. Nominations and proposals also must satisfy other requirements set forth in the bylaws. The Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any stockholder at a shared address who wishes to receive separate copies of such documents in the future. Stockholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Stockholders may notify the Company of their requests by calling or writing the Company at the Company’s principal executive offices at 1510 West Loop South, Houston, Texas 77027, (713) 850-1010, Attn: Corporate Secretary.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at http://www.sec.gov.

You may obtain additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Extension Amendment Proposal, the Director Election Proposal or the Adjournment Proposal by contacting us at the following address or telephone number:

Landcadia Holdings IV, Inc.
1510 West Loop South
Houston, Texas 77027
Telephone: (713) 850-1010

You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Morrow Sodali LLC

470 West Avenue

Stamford, CT 06902
Tel: (800) 662-5200 or
(203) 658-9400 (banks and brokers can call collect)
Email: LCA.info@investor.morrowsodali.com

In order to receive timely delivery of the documents in advance of the special meeting, you must make your request for information no later than December 8, 2022 (one week prior to the date of the special meeting).

ANNEX A

PROPOSED CERTIFICATE OF AMENDMENT TO THE

SECOND AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

LANDCADIA HOLDINGS IV, INC.

Landcadia Holdings IV, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

1. The name of the Corporation is Landcadia Holdings IV, Inc.

2. The Corporation was initially formed as JFG Holding I LLC (the “LLC”), a Delaware limited liability company, on August 13, 2020.

3. On January 28, 2021, the LLC filed a Certificate of Conversion with the Delaware Secretary of State for purposes of converting the LLC to a corporation.

4. A certificate of incorporation of the Corporation was simultaneously filed with the Secretary of State of the State of Delaware on January 28, 2021 (the “Original Certificate”).

5. An amended and restated certificate of incorporation, which amends the Original Certificate, was filed with the Secretary of State of the State of Delaware on February 5, 2021 (the “Amended and Restated Certificate”).

6. A second amended and restated certificate of incorporation, which amends the Amended and Restated Certificate was filed with the Secretary of State of the State of Delaware on March 25, 2021.

7. The second amended and restated certificate of incorporation was corrected by a certificate of correction filed with the Secretary of State of the State of Delaware on April 13, 2022 (the second amended and restated certificate of incorporation, as corrected, the “Second Amended and Restated Certificate”).

8. This amendment (this “Amendment”) to the Second Amended and Restated Certificate amends the Second Amended and Restated Certificate.

9. This Amendment to the Second Amended and Restated Certificate was duly adopted by the affirmative vote of the holders of at least 65% of the outstanding shares of common stock at a meeting of stockholders in accordance with ARTICLE IX of the Second Amended and Restated Certificate and the provisions of Section 242 the DGCL.

10. The text of Section 9.1(b) of Article IX of the Second Amended and Restated Certificate is hereby amended and restated to read in its entirety as follows:

“(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 12, 2021, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination within 30 months from the closing of the Offering and (iii) the redemption of shares in connection with a vote seeking to amend such provisions of this Second Amended and Restated Certificate as described in Section 9.7. Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holder is a Sponsor or officer or director of the Corporation, or affiliate of any of the foregoing) are referred to herein as “Public Stockholders.””

11. The text of Section 9.2(d) of Article IX of the Second Amended and Restated Certificate is hereby amended and restated to read in its entirety as follows:

“(d) In the event that the Corporation has not consummated an initial Business Combination within 30 months from the closing of the Offering, the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.”

12. The text of Section 9.7 of Article IX of the Amended and Restated Certificate is hereby amended and restated to read in its entirety as follows:

“Section 9.7 Additional Redemption Rights. If, in accordance with Section 9.1(a), any amendment is made to this Second Amended and Restated Certificate (a) to modify the substance or timing of the Corporation’s obligation to redeem 100% of the Offering Shares if the Corporation has not consummated an initial Business Combination within 30 months from the date of the closing of the Offering or (b) with respect to any other material provisions of this Second Amended and Restated Certificate relating to stockholders’ rights or pre-initial Business Combination activity, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its taxes, divided by the number of then outstanding Offering Shares; provided, however, that any such amendment will be voided, and this Article IX will remain unchanged, if any stockholders who wish to redeem are unable to redeem due to the Redemption Limitation.”

IN WITNESS WHEREOF, the Corporation has caused this Amendment to the Second Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of this [●] day of [●], 2022.

Steven L. Scheinthal
Vice President, General Counsel and Secretary

Preliminary Proxy Card - Subject to Completion

FOR THE SPECIAL MEETING IN LIEU OF ANNUAL MEETING OF STOCKHOLDERS OF

LANDCADIA HOLDINGS IV, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Richard H. Liem and Steven L. Scheinthal (the “Proxies”), and each of them independently, with full power of substitution, as proxies to vote all of the shares of common stock of Landcadia Holdings IV, Inc. (the “Company”), a Delaware corporation, that the undersigned is entitled to vote (the “Shares”) at the special meeting in lieu of an annual meeting of stockholders of the Company, to be held on December 15, 2022 at 11:00 a.m. Eastern Time, virtually over the internet at https://www.cstproxy.com/landcadiaholdingsiv/2022 (the “Special Meeting”), and at any adjournments and/or postponements thereof.

The undersigned acknowledges receipt of the enclosed proxy statement and revokes all prior proxies for said meeting.

THE SHARES REPRESENTED BY THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3.

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be held on December 15, 2022

The notice of Special Meeting of stockholders, the accompanying proxy statement and the Company's Annual Report on Form 10-K for the year ended December 31, 2021 are available at: https://www.cstproxy.com/landcadiaholdingsiv/2022

LANDCADIA HOLDINGS IV, INC. — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3.

1.	To amend (the “Extension Amendment”) the Company’s Second Amended and Restated Certificate of Incorporation (our “charter”) to extend the date by which the Company must consummate a business combination (the “Extension”) from March 29, 2023 (the date which is 24 months from the closing date of the Company’s initial public offering of our units (the “IPO”)) to September 29, 2023 (the date which is 30 months from the closing date of the IPO) (the “Extended Date”).	FOR ☐	AGAINST ☐	ABSTAIN ☐

2.	To elect Scott Kelly as Class I director of the Company’s board of directors, until the third annual meeting of the Company held after the special meeting or until his successor is appointed and qualified.	FOR ☐	WITHHOLD ☐

3.

A proposal to approve the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve Proposal 1 or Proposal 2 or if the Company determines that additional time is necessary to effectuate the Extension.

		FOR ☐	AGAINST ☐	ABSTAIN ☐

Dated: , 2022

Signature

(Signature if held Jointly)

When Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or another authorized officer. If a partnership, please sign in partnership name by an authorized person.

The Shares represented by the proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, this proxy will be voted FOR all of Proposal 1, Proposal 2 and Proposal 3. If any other matters properly come before the meeting, unless such authority is withheld on this proxy card, the Proxies will vote on such matters in their discretion.